SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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LONG-E INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

Commission File Number: 000-28727

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SUBJECT TO COMPLETION, APRIL 5, 2007

LONG-E INTERNATIONAL, INC.

C-6F, HUHAN CHUANGXIN BLOCK, KEYUAN ROAD, HI-TECH INDUSTRY ZONE

SHENZHEN, 518000, GUANGDONG, CHINA

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

Dear Shareholders:

We are writing to advise you that Long-e International, Inc., a Utah corporation (“Long-e”), will (1) amend and restate its Articles of Incorporation to authorize issuance of preferred stock (the “Articles Amendment”), (2) convert from a State of Utah corporation to a State of Delaware corporation (the “Jurisdiction Conversion”), (3) seek ratification of Bu Shengfu, Xu Rujiang, Liang Zhu, Jin Yushan, and Chen Dong as continuing directors of the Delaware entity (the “Director Ratification”) and (4) adopt the Long-e International, Inc. 2007 Equity Incentive Plan (the “Equity Incentive Plan”).

The Articles Amendment, Jurisdiction Conversion, Director Ratification and adoption of the Equity Incentive Plan were approved on March 31, 2007, by the unanimous written consent of our board of directors. In addition, on April 4, 2007, we received the written consent of the holders of a majority of our outstanding common stock approving the Articles Amendment, Jurisdiction Conversion, the Director Ratification and adoption of the Equity Incentive Plan, in accordance with the relevant sections of the Utah Revised Business Corporations Act, and with respect to the Jurisdiction Conversion, the Delaware General Corporation Law.

The Articles Amendment will not be effective until we file a Certificate of Amendment with the Utah Secretary of State, which we intend to file approximately 20 calendar days after this information statement is first mailed to our shareholders.

The Jurisdiction Conversion and the Director Ratification will not be effective until we file a Certificate of Conversion and Certificate of Incorporation with the Delaware Secretary of State and Articles of Conversion with the Utah Secretary of State, effecting the conversion of Long-e from an entity incorporated in Utah to an entity incorporated in Delaware. We intend to file these documents as soon as practicable after the Articles Amendment becomes effective.

The adoption of the Equity Incentive Plan will not be effective until 20 calendar days after this information statement is first mailed to our shareholders, and no grants will be made pursuant to the terms of the Equity Incentive Plan prior to the effectiveness of the Articles Amendment, Jurisdiction Conversion and Director Ratification.

No action is required by you to effectuate these actions. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This information statement is being mailed to you on or about April [__], 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE ARTICLES AMENDMENT, JURISDICTION CONVERSION, THE DIRECTOR RATIFICATION AND ADOPTION OF THE EQUITY INCENTIVE PLAN. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the board of directors,

______________________________
Bu Shengfu, President and Director

Shenzhen, Guangdong
April __, 2007

SUBJECT TO COMPLETION, APRIL 5, 2007

LONG-E INTERNATIONAL, INC.

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
OUR BOARD OF DIRECTORS AND HOLDERS OF
A MAJORITY OF OUR COMMON STOCK
IN LIEU OF AN ANNUAL MEETING

Long-e International, Inc. (“Long-e,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our board of directors on March 31, 2007 and by the holders of a majority of our outstanding shares of common stock, on April 4, 2007, in accordance with the relevant sections of the Utah Revised Business Corporations Act (“Utah Code”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about April [__], 2007 to shareholders of record on March [28], 2007. The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE ARTICLES AMENDMENT, THE JURISDICTION CONVERION, THE DIRECTOR RATIFICATION AND ADOPTION OF THE EQUITY INCENTIVE PLAN, AS DESCRIBED BELOW. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

On March 31, 2007, our board of directors unanimously (1) approved the amendment and restatement of our Articles of Incorporation to authorize the issuance of preferred stock (the “Articles Amendment”), (2) approved the conversion of Long-e from a State of Utah corporation to the State of Delaware corporation (the “Jurisdiction Conversion”), (3) affirmed the continuation of Bu Shengfu, Xu Rujiang, Liang Zhu, Jin Yushan, and Chen Dong as directors of the converted entity and recommended seeking shareholder ratification of such continuing appointments (the “Director Ratification”) and (4) adopted the Long-e 2007 Equity Incentive Plan (the “Equity Incentive Plan”). On April 4, 2007, we received the written consent of the holders of a majority of our outstanding common stock approving the Articles of Amendment and Jurisdiction Conversion, ratifying the continuing appointment of the directors noted above, and adopting the Equity Incentive Plan.

PURPOSE OF THE ARTICLES AMENDMENT

Currently, our Articles of Incorporation do not authorize the issuance of preferred stock. In conjunction with our private placement of convertible notes and warrants completed January 25, 2007, we are obligated to amend our Articles of Incorporation to provide for a class of preferred stock and to designate a portion of that class of preferred stock as our Series A Convertible Preferred Stock. Further, to ensure that we have sufficient authorized and available shares of our common stock for issuance in satisfaction of the conversion or exercise rights of our outstanding convertible notes and warrants, respectively, and any stock options or restricted stock we may wish to issue pursuant to the proposed Equity Incentive Plan over the next 12 months, our Board of Directors has determined that we need to increase the amount of common stock authorized in our Articles of Incorporation. The proposed amendment to our Articles of Incorporation will increase the authorized umber of shares of common stock for issuance, authorize a class of preferred stock for issuance, and designate a portion of that class of preferred stock as our Series A Convertible Preferred Stock consistent with our contractual obligations.

Further, the Articles of Incorporation for the entity now known as Long-e International, Inc. have been previously amended twice without restatement. The proposed amendment serves to not only amend, but also restate our Articles of Incorporation into one comprehensive document, making it easier for our shareholders to review and understand the full scope of their rights and for our management and directors to review and understand the full scope of their responsibilities pursuant to our primary organizational document.

EFFECT OF THE ARTICLES AMENDMENT

Our proposed Amended and Restated Articles of Incorporation are provided as Appendix A hereto, and reflect the following changes from our current Articles of Incorporation, as previously amended:

•
An increase in the authorized number of shares of common stock for issuance from 50,000,000 shares of common stock, par value $0.001 per share, to 75,000,000 shares of common stock, par value $0.001 per share;

•	Authorization of 20,000,000 shares of preferred stock, no par value;

•
Designation of 14,530,000 shares of preferred stock as Series A Convertible Preferred Stock, no par value, with the rights set forth in the Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (included with the Amended and Restated Articles of Incorporation); and

•	Restatement of all current and prior amendments into one comprehensive document.

The preferred stock authorized shall be issuable in one or more series, and our Board of Directors shall have the authority to adopt from time to time a resolution or resolutions dividing the preferred stock into one or more series, and, within the limitations of the Utah Code, to designate the preferences, limitations and relative rights of the shares of any series of preferred stock so established including, without limitation, any dividend rights and preferences, conversion rights, voting rights, rights of redemption (including any sinking fund provisions) and liquidation preferences of such series of preferred stock, and to fix the number of shares in each series of preferred stock.

Pursuant to such rights, concurrent with the amendment to authorize the issuance of such preferred stock, the Board of Directors has designated 14,530,000 shares as Series A Convertible Preferred Stock and established, among others, the following rights, preferences, and restrictions relating to the Series A Convertible Preferred Stock:

•
The Series A Convertible Preferred Stock does not have dividends rights, and we not may pay dividends with respect to our common stock nor redeem shares of our common stock while the Series A Convertible Preferred Stock is outstanding.

•
The Series A Convertible Preferred Stock does not have voting rights, however we may not (a) alter or change adversely the powers, preferences or rights given to the Series A Convertible Preferred Stock or alter or amend its Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in the Certificate of Designation) senior to the Series A Convertible Preferred Stock, or any of preferred stock possessing greater voting rights than the Series A Convertible Preferred Stock, (c) amend our Articles of Incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Convertible Preferred Stock, or (e) enter into any agreement with respect to the foregoing, without the affirmative approval of the holders of record of at least eighty-five percent (85%) of the shares of the Series A Convertible Preferred Stock then outstanding.

•
Upon any liquidation, dissolution or winding up of Long-e, whether voluntary or involuntary, holders of record of the Series A Convertible Preferred Stock will be entitled to receive an amount equal to $0.40 per share before any distribution or payment shall be made to the holders of any junior securities; if the assets of the company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of record shall be distributed among the holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

•
Each share of Series A Convertible Preferred Stock shall be initially convertible into one (1) share of our common stock at the option of the holder of record from the time of initial issuance, subject to adjustment upon certain corporate events, including stock splits and reorganizations. Each share of Series A Convertible Preferred Stock shall be automatically converted into shares of our common stock using the applicable conversion ratio at the time, upon the consummation of any transaction resulting in a Change of Control of the company, as defined in the Certificate of Designations.

•
Except upon an automatic conversion upon a Change of Control, a holder of record may not convert the Series A Convertible Preferred Stock to the extent that after such conversion, the holder and its affiliates would beneficially own in excess of 9.9% of the number of shares of our common stock issued and outstanding immediately after giving effect to such conversion.

•
We are obligated to provide holders of the Series A Convertible Preferred Stock at least 30 calendar days notice prior to the applicable record or effective date notice of any declared dividend, distribution, redemption of common stock; granting of rights or warrants to the holders of common stock; any reclassification of the common stock or any Fundamental Transaction (as defined in the Certificate of Designation) requiring shareholder approval; or authorization of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the company.

The number of shares of our common stock issued and outstanding as of the date hereof will not be affected by the Articles Amendment. The rights of the holders of our common stock will be affected by the Articles Amendment to the extent that the authorization of preferred stock, and the particular rights authorized for the Series A Convertible Preferred Stock, provides holders of such preferred stock certain privileges and preferences over the holders of our common stock and also impacts our ability to make certain distributions to the holders of our common stock without first making distributions to or obtaining waivers or approvals from the holders of our preferred stock.

The restatement of our Articles will result in a handful of other changes to our Articles, with little, if any, substantive impact on our shareholders’ rights pursuant to this organizational document. In addition to the changes in authorized classes and the number of shares of stock available for issuance, the Amended and Restated Articles of Incorporation presented with this information statement:

•	Update our registered agent for service of process;

•	Provide additional disclosure about shareholders’ rights to dividends and distributions of the company;

•	Clarify the voting rights of the shareholders;

•	Clarify the company’s responsibility for maintaining its books and records;

•	Clarify that the number of directors is to be set forth in our bylaws, and provides the board with certain authority to approve, amend or otherwise alter our bylaws; and

•	Clarify the limitations on director and officer liability and the rights of such individuals to indemnification from the company.

Further, the Amended and Restated Articles of Incorporation no longer specifically speak to the lack of pre-emptive rights and the lack of cumulative voting rights of the shareholders, as these are the default positions in the governing Utah corporate law and as such no longer require any explicit discussion in the Articles.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE ARTICLES AMENDMENT

The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Articles Amendment. The Utah Code provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

On March 28, 2007, there were 31,259,714 shares of our common stock issued and outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. Thus, we needed the affirmative vote of 15,632,982 shares to approve the Articles Amendment. By action by written consent, dated April 4, 2007, holders of 17,678,404 shares (56.55%) of our outstanding common stock approved the Articles Amendment. As a result, adoption of the Articles Amendment was approved and no further votes will be needed.

EFFECTIVE DATE OF THE ARTICLES AMENDMENT

Under applicable federal securities laws, the Articles Amendment cannot become effective until at least 20 calendar days after this information statement is first mailed to shareholders. The Articles Amendment will become effective upon the filing of Articles of Amendment, with the full amended and restated form of our Articles of Incorporation including the Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, a form of which is attached hereto as Appendix A, with the Utah Secretary of State. It is anticipated that the foregoing filing will take place approximately 20 calendar days after this information statement is first mailed to our shareholders.

PURPOSE OF THE JURISDICTION CONVERSION

Our board of directors believes that the conversion of our state of incorporation from the State of Utah to the State of Delaware will benefit Long-e and our shareholders. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws, which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by our Board. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs.

PRINCIPAL FEATURES OF THE JURISDICTION CONVERSION

The Jurisdiction Conversion will be accomplished by converting Long-e International, Inc., a Utah corporation, into, Long-e International, Inc., a Delaware corporation, pursuant to Section 265 of the Delaware General Corporations Law which will result in:

•	a change in domicile of Long-e International, Inc. from the State of Utah to the State of Delaware, which means that the surviving company will be governed by the laws of the State of Delaware;

•
the filing of a Certificate of Conversion, a copy of which is attached hereto as Appendix B, with the Delaware Secretary of State and Articles of Conversion, a copy of which is attached hereto as Appendix C, with the Utah Secretary of State;

•
the right of our shareholders to receive one new share of Long-e International, Inc., a Delaware corporation, for each outstanding share of our common stock held on the effective date of the Reincorporation;

•
the right of our holders of our outstanding convertible notes and warrants to exercise such securities for shares of the common or preferred stock of Long-e International, Inc., a Delaware corporation, in lieu of the capital stock of Long-e International, Inc., a Utah corporation, consistent with the terms and conditions of such securities;

•
The Certificate of Incorporation of Long-e International, Inc., a Delaware corporation, to be filed concurrent with the Certificate of Conversion, becoming our Certificate of Incorporation, a copy of which is attached hereto as Appendix D; and

•	The Bylaws of Long-e International, Inc., a Delaware corporation, becoming our Bylaws, a copy of which is attached hereto as Appendix E.

EFFECT OF THE JURISDICTION CONVERSION

Following the Jurisdiction Conversion, the rights of our stockholders will be governed by Delaware law. The rights, privileges, powers and interests in property of the Utah entity will become rights, privileges, powers and interests in property of the Delaware entity, and obligations and liabilities of the Utah entity will become obligations and liabilities of the Delaware entity. For further information regarding the effect of the Jurisdiction Conversion on shareholders’ rights, refer to “Significant Differences Between the Corporation Laws of Utah and Delaware” below.

After the Articles Amendment and prior to the Jurisdiction Conversion, our authorized capital stock will consist of 75,000,000 shares of common stock, par value $0.001 per share, of which 31,259,714 shares are anticipated to be issued and outstanding as of the effectiveness of the Articles Amendment, and 20,000,000 shares of preferred stock, no par value, 14,530,000 of which will be designated as Series A Convertible Preferred Stock, no par value, of which no shares will be issued as of the effectiveness of the Articles Amendment. Following the Jurisdiction Conversion, Long-e’s authorized capital stock will be 75,000,000 shares of common stock, par value $0.001 per share, of which 31,259,714 shares are anticipated to be issued and outstanding immediately following the Jurisdiction Conversion, and 20,000,000 shares of preferred stock, no par value, of which 14,530,000 shares will initially be designated as Series A Convertible Preferred Stock, no par value, and of which no shares are anticipated to be issued and outstanding immediately following the Jurisdiction Conversion.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE JURISDICTION CONVERSION

The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Jurisdiction Conversion. The Utah Code provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

On March 28, 2007, there were 31,259,714 shares of our common stock issued and outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. Thus, we needed the affirmative vote of 15,632,982 shares to approve the Jurisdiction Conversion. By action by written consent, dated April 4, 2007, holders of 17,678,404 shares (56.55%) of our outstanding common stock approved the Jurisdiction Conversion. As a result, adoption of the Jurisdiction Conversion was approved and no further votes will be needed.

EFFECTIVE DATE OF THE JURISDICTION CONVERSION

Under applicable federal securities laws, the Jurisdiction Conversion cannot become effective until at least 20 calendar days after this information statement is first mailed to shareholders. The Jurisdiction Conversion will become effective upon the filing of a Certificate of Conversion, a form of which is attached hereto as Appendix B, and our Certificate of Incorporation, a form of which is attached hereto as Appendix D, with the Delaware Secretary of State, and Articles of Conversion with the Utah Secretary of State, a form of which is attached hereto as Appendix C. It is anticipated that the foregoing filings will take place as soon as practicable after effectiveness of the Articles Amendment.

DISSENTERS’ RIGHTS OF APPRAISAL

We do not believe our shareholders are entitled to dissenters’ rights of appraisal with respect to the Jurisdiction Conversion pursuant to the Utah Code.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF UTAH AND DELAWARE

Upon conversion of Long-e from incorporation in Utah to incorporation in Delaware, the Delaware entity will be deemed a continuation of the Utah entity, and the entity’s rights, privilege, powers, interest in its property, and its liabilities and obligations will continue unchanged. The rights of the holders of the Utah entity’s securities will be converted into equivalent rights in securities of the converted Delaware entity, governed by Delaware law and the new Delaware Certificate of Incorporation and Bylaws for Long-e.

Although the corporate statutes of Utah and Delaware are similar, certain differences exist. The most significant differences, in our judgment, are summarized below. This summary is not intended to be complete, and shareholders should refer to the General Corporation Law of the State of Delaware (“Delaware law”) and the Utah Revised Business Corporation Act (“Utah law”) for further information.

Classified Board of Directors. Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Utah law does not address classification of a corporation’s board of directors.

Removal of Directors. With respect to removal of directors, under Utah law, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. If cumulative voting is in effect, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against removal. If cumulative voting is not in effect, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Special Meetings of Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Utah law states that a corporation shall hold a special meeting of shareholders on call of its board of directors or the person or persons authorized by the bylaws to call a special meeting, or if the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation's secretary one or more written demands for the meeting, stating the purpose or purposes for which it is to be held.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Utah law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. We have opted out of cumulative voting by failing to include a provision granting cumulative voting rights in our Articles of Incorporation. We have not adopted cumulative voting in the Delaware Certificate of Incorporation and as such, there will be no difference in stockholders’ rights with respect to this issue.

Vacancies. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Utah law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Our Delaware Bylaws address the issue of director vacancies in the same manner. Therefore, the change from Utah law to Delaware law will not alter stockholders’ rights with respect to filling vacancies.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Utah have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Utah law also have similar provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Section 16-10a-904 of the Utah Code, a corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if (1) the director furnishes the corporation a written affirmation of his good faith belief that he has met an applicable standard of conduct, as specified in the Utah Code, (2) the director furnishes to the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct, and (3) a determination is made that indemnification would not otherwise be precluded under applicable provisions of Utah law. Under our Delaware Certificate of Incorporation, our board of directors are required to indemnify directors and officers, and retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under Delaware law.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Utah law has a similar provision permitting the adoption of provisions in the articles of incorporation, bylaws, or a resolution limiting personal liability. Under our Delaware Certificate of Incorporation, we have limited the liability of directors to the fullest extent permitted by Delaware law.

Dividends. Under Delaware law, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets), subject to any contractual limitations agreed to by the entity with investors or third parties. In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Utah law contains similar restrictions and guidance with respect to dividends or other distributions.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both Delaware law and Utah law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate or articles of incorporation, respectively. Both Delaware law and Utah law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a particular class of stock may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of an authorized class of stock provided that the corporation’s organizational documents grant such power to its board of directors.

Actions by Written Consent of Stockholders. Utah law and Delaware law each provide that, unless the articles or incorporation or certificate of incorporation, respectively, provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Utah law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances, or in other limited reorganization situations.

PURPOSE OF THE RATIFICATION OF DIRECTORS

Upon effectiveness of the Jurisdiction Conversion, the Delaware entity is deemed a continuation of the Utah entity, subject to the organizational terms and conditions set forth in the company’s Delaware Certificate of Incorporation. As such, the board of directors of the Utah entity becomes the board of directors of the Delaware entity.

Although our Bylaws provide for an annual meeting of shareholders every January or at such other time as set by the board of directors, the Bylaws also provide that an annual meeting need not be held where there is no need to elect directors unless otherwise required or requested by the shareholders. As our current directors were appointed in the context of the Share Exchange completed in December 2006, their terms in office do not currently end until at least December 2007. Thus, there is no need to elect directors at this time. However, our board of directors felt it was appropriate to have the shareholders ratify the continuation of the current board of directors as directors of the new entity.

DIRECTORS AND SENIOR MANAGEMENT FOLLOWING THE JURISDICTION CONVERSION

Following the completion of the Jurisdiction Conversion and the Director Ratification, the management and board of directors of Long-e International, Inc., a Delaware corporation, will consist of the same individuals who currently comprise our management and our board of directors.

Directors and Executive Officers

The following individuals constitute our board of directors and executive management:

Name	Age	Positions
Bu Shengfu	40	President, Chief Executive Officer and Chairman of the board of directors
Xu Rujiang	44	Chief Operating Officer and Director
Liang Zhu	40	Chief Financial Officer, Secretary and Director
Liu Jingyun	37	Chief Technical Officer
Yin Zhongjun	38	Chief Engineer
Jin Yushan	51	Director
Chen Dong	45	Director

Bu Shengfu serves as our President, Chief Executive Officer and Chairman of the board of directors, and has served in the same capacities for our wholly-owned operating subsidiary Agilon Science & Technology (Shenzhen) Co., Ltd. (now known as Long-e Technology (Shenzhen) Co., Ltd. pursuant to a name change request approved by appropriate PRC governmental authorities as of March 16, 2007) (“Agilon”) since its inception in December 2000, and for our wholly-owned subsidiary Long-e International Group Co., Ltd. (“LIG”) since May 2006. From July 1991 to November 2000, Mr. Bu worked at Shenzhen Seg Group, as an engineer and worked at Shenzhen Jun, an industrial company, as a General Manager. Mr. Bu holds a B.S. and a M.S. from Wuhan University.

Xu Rujiang serves as our Chief Operating Officer and a Director, and has served as Deputy General Manager and General Manager for Agilon since October 2003 and General Manager for LIG since May 2006. From May 2001 to May 2002, Mr. Xu worked for Shenzhen Xiansheng Biology Technology Co., Ltd., as a Vice-General Manager, in charge of business operations. Mr. Xu also previously worked for Yongkang Health Products Corporation of Hong Kong Nanbei Xing Group from 1999 to 2001 as a manager and for the Shanxi Fenhe Industrial Administration Office from 1991 to 1996 as an office director. Mr. Xu has also been General Manager, a director and a principal shareholder of Shenzhen Chefu Industrial Development Co., Ltd., since October 1996, which is now a principal shareholder of ours. Mr. Xu is a graduate of the Shanxi Finance and Economics College.

Liang Zhu serves as our Chief Financial Officer and Secretary, and has served in the same capacities for us since May 2006. From May 2003 to March 2006, Mr. Liang was a Managing Director in the Investment and Mergers and Acquisitions Departments of First Capital Securities, a Chinese investment bank. From May 1997 to October 2002, Mr. Liang was Vice President and a director of China Eagle Securities Co., Ltd., another Chinese investment bank. Prior to that time, Mr. Liang had also worked for the Wuhan Municipal Government, Hubei, China. Mr. Liang holds a B.A. in Philosophy and a M.B.A. in Economics from Wuhan University, and has also taken advanced seminars on international finance and trade sponsored by the Ford Foundation at Fudan University and advanced international M.B.A. coursework through Ecole des Hautes Etudes Commerciales (HEC) (affiliated with University of Montreal, Canada) and the China-Canada Center in Beijing, China.

Liu Jingyun serves as our Chief Technical Officer, and has served as Chief Technical Officer of Agilon and LIG since June 2006, as well as a Director of Agilon from April 2002 through April 2006. From February 2004 to April 2006, Mr. Liu served as a Project Manager for Techride Co., Ltd., Canada, a company specializing in development of computer software. From October 2002 to October 2003, Mr. Liu also served as a Project Manager for Asigra Co., Ltd., Canada, another computer software company, and from January 2001 to October 2001 was employed by OI Commocni Que Co., Ltd., Canada as an engineer. Mr. Xu holds a B.S. and a M.S. in Physics and Radio Science from Wuhan University.

Yin Zhongjun serves as our Chief Engineer, and has served in the same capacity for Agilon since December 2000, and for LIG since May 2006, as well as serving as Chief Technical Officer for Agilon from December 2000 through June 2006. Prior to joining Agilon, Mr. Yin worked at Shenzhen Zhonghang Computer Company, and Shenzhen Jun'an Technological Company. Mr. Yin holds a B.S. and a M.S. in Physics and Radio Science from Wuhan University.

Jin Yushan serves as a Director of ours, and has served in the same capacity for Agilon since April 2002, and for LIG since May 2006. Since April 2006, Mr. Jin has also been the Chairman of Julong Educational Technology Co., Ltd., which specializes in the development, production and sales of educational electronic instruments. From April 2005 to April 2006, Mr. Jin served as Chief Executive Officer of Shenzhen Huge Dragon Hi-tech Shares Co., Ltd., a company specializing in development, production, and sales of electronics. From April 2001 through March 2005, Mr. Jin served as Director and Vice-General Manager of Shenzhen Ovision Science & Technology Shares Co., Ltd., which specializes in the development, production and sales of digital media instruments. Mr. Jin holds a Bachelor of Economics from Hebei Geology College.

Chen Dong serves as a Director of ours as of the close of the Share Exchange. Since November 1997, Mr. Chen has been the Chairman of Maple Leaf Enterprise Co., Ltd., which specializes in investment in industry. From April 1990 to October 1997, Mr. Chen served as a director for Neros International Group Co., Ltd., a Lithuanian investment company. From July 1982 to March 1990, Mr. Chen worked for the Ministry of Foreign Trade, China. Mr. Chen holds a M.S. in English from Jilin University.

Other Key Personnel

In addition to the directors and executive officers listed above, the following individuals play an integral role in our operations:

Li Xiangdong, 42, is our Principal Controller, and has served in the same capacity for Agilon since May 2003. From January 2001 to May 2003, Ms. Li worked as Finance Manager and Assistant General Manager at Shenzhen Yintai Industry Development Co., Ltd., an industrial company. Ms. Li has also formerly worked at the Wuhan Textile Industrial Bureau, Sanjiu Corporate Group, and Shenzhen Star Sea Co., Ltd. Ms. Li is also a principal shareholder and director of Shenzhen Chefu Industrial Development Co., Ltd., a principal shareholder of ours. Ms. Li holds a B.S. in accounting from Hubei Finance and Economics College.

Xu Jiafa, 44, is our Principal Production Officer, and has served in the same capacity for Agilon since January 2001. Mr. Xu holds a B.S. from Jilin University and a M.S. in Physics and Radio Science from Wuhan University.

Family Relationships

There are no family relationships among the individuals comprising our board of directors, management or other key personnel.

Transactions with Related Persons

Interlocking Directorships

We have interlocking executive officer and director positions with our wholly-owned subsidiaries LIG and Agilon. A further description of our executive officer and director positions can be found under “Directors and Executive Officers,” above.

WestPark Capital, Inc.

WestPark Capital, Inc. (“WestPark”) acted as an advisor in connection the Share Exchange and as placement agent in connection with the Bridge Financing, the Private Placement, and the Second Private Placement. For its services as placement agent, WestPark was paid a fee equal to $100,000 in conjunction with the Share Exchange, a fee equal to 3%, or approximately $15,000, of the gross proceeds from the Bridge Financing, a fee equal to 10%, or approximately $190,000, of the gross proceeds from the Private Placement, and a fee equal to 9%, or approximately $306,500, of the gross proceeds from the Second Private Placement; this includes $25,000 from the $250,000 invested by WestPark Capital Financial Services, LLC, the parent company of WestPark, in the Private Placement as described below. In addition, in conjunction with the Share Exchange and the Private Placement, we agreed to issue WestPark and any co-placement agent five-year warrants to purchase up to 10% of the shares of common stock sold further to the private placement at per share exercise price of $0.40. In addition, WestPark Capital, Inc. and our affiliates participated as an investor in the Private Placement for an aggregate of $250,000 of Shares.

Upon completion of the Second Private Placement, WestPark Capital, Inc. and its affiliates own 2,568,675 shares of our common stock and Warrants to purchase up to 1,018,571 shares of our common stock. In the initial Private Placement, a co-placement agent, Linear Group, LLC, received 468,896 shares of our common stock, and co-placement agent New York Global Securities, Inc. received five-year warrants to purchase 135,000 shares of common stock at a per share exercise price of $0.40. The shares underlying the Placement Agent Warrants have demand registration and piggyback rights and a cashless exercise provision. In addition, WestPark will continue to serve as a consultant to us regarding financial strategies for six months post-Closing.

Purchase of Agilon

Long-e International Group Co., Ltd. (“LIG”) was incorporated in May 2006 for the purpose of acquiring Agilon Science & Technology (Shenzhen) Co., Ltd. (now known as Long-e Technology (Shenzhen) Co., Ltd. pursuant to a name change request approved by appropriate PRC governmental authorities as of March 16, 2007) (“Agilon”). On June 22, 2006, LIG entered a Share Transfer Agreement with the shareholders of Agilon, many of whom are also members of LIG, shareholders of ours, and/or officers or directors of one or more of us, LIG and Agilon. Under the Share Transfer Agreement, LIG agreed to pay the Agilon shareholders total cash consideration of approximately $578,000 for their outstanding shares. Such acquisition received final approval on June 29, 2006, and Agilon became a wholly-owned subsidiary of LIG, now held by us. However, under the terms of the Share Transfer Agreement, the cash consideration due to the former Agilon shareholders is payable in three installments; LIG paid the first installment of $86,747 in July 2006, and the subsequent installments of $260,241 and $231,325 were due in September 2006 and December 2006, respectively. However, in conjunction with the LIG restructuring completed in August 2006, as discussed below, the former Agilon shareholders forgave the payment of the September and December 2006 payments owed.

Restructuring of LIG

Pursuant to LIG's Memorandum of Association dated May 23, 2006, LIG is authorized to issue no more than 50,000 shares, of one series, with or without a par value. At the time of LIG's initial organization, LIG's board of directors issued 50,000 shares of LIG, designated as $100.00 USD par value shares, and accepted promissory notes as partial payment for certain of the shares issued. Pursuant to LIG's Articles of Association, the shares which were issued in exchange for such promissory notes, or some percentage thereof, remain subject to cancellation, forfeiture or other extinguishment during such time as any balance remains due on the promissory notes. Upon review of LIG's capitalization and discussion of LIG's actual financing needs with our members, the board of directors of LIG concluded it was in the best interests of LIG to extinguish the remaining debt outstanding pursuant to the promissory notes as of August 28, 2006, and cancel the 49,000 shares that remain unpaid in relation to the outstanding balances on the notes. The members of LIG approved the cancellation of the unpaid promissory note balances and the related unpaid shares on August 28, 2006. As a result of these restructuring changes, prior to the Share Exchange, LIG had 1,000 shares, with $100.00 USD par value, outstanding, which are now held wholly by the Company subsequent to the Share Exchange.

Advisory Relationship with Chen Dong

In September 2006, LIG entered an agreement for consulting services related to LIG's planned share exchange with a U.S. public reporting company, with Chen Dong, who upon consummation of the Share Exchange was appointed as one of our directors. Mr. Chen acquired $57,796.48 of indebtedness in connection with the acquisition of indebtedness of Inncardio and converted it into 943,800 shares of Inncardio's common stock in conjunction with the Share Exchange.

Compliance with Section 16(a) of the Exchange Act

Our securities are currently registered under Section 12 of the Securities Exchange Act of 1934, as amended. As a result, and pursuant to Rule 16a-2, our directors and officers and holders of 10% or more of our common stock are currently required to file statements of beneficial ownership with regards to their ownership of our equity securities under Sections 13 or 16 of the Exchange Act. Since the closing of the Share Exchange when our current officers, directors and beneficial holders of 10% or more of our equity securities became subject to such requirement and to date, based solely upon a review of Forms 3, 4 and 5, and amendments thereto, it appears that all such reporting persons timely filed any reports required by Section 16(a).

However, during the 2006 fiscal year, Eric Thatcher, the sole officer and director of Inncardio, Inc., as the reporting entity was known prior to December 29, 2006, did not file a Form 3 reflecting his appointment to such positions, nor a Form 4 reporting his receipt of 1,000 shares as compensation for services as an officer and director. During the 2006 fiscal year, neither Business Growth Funding, Inc. nor Biar Capital Limited, each a holder at such time of 10% or more of the reporting entity’s common stock, filed a Form 3 reflecting its respective acquisition of such an equity position in the reporting entity. Prior to the closing of the Share Exchange, each of Business Growth Funding, Inc. and Mr. Thatcher provided written representations to us that it or he, respectively, did not engage in any market purchase or sales that would require reporting under Section 16 of the Exchange Act during the period in which it or he, respectively, was subject to this reporting obligation. These failures to file and the resulting representations provided were previously reported in the Information Statement on Schedule 14f-1 filed by the company on December 8, 2006.

Director Independence

As Long-e is quoted on the OTCBB and not one of the national securities exchanges, it is not subject to any director independence requirements. Of our present directors, only Jin Yushan presently qualifies as an independent director pursuant to Rule 10A-3 promulgated under the Exchange Act; the other directors are currently not deemed independent due to their affiliation with us as an employee or consultant.

Committees of the Board of Directors

As of March 31, 2007, our board of directors unanimously approved the charters for an audit committee and a compensation committee, as described below, and appointed the board members identified below as members of these committees. These charters will be posted on our website as soon as practicable and maintained there for review by our shareholders.

Audit Committee

As of March 31, 2007, our board of directors unanimously chartered our Audit Committee for the purpose of overseeing our accounting and financial reporting processes and the audits of our financial statements, and appointed Jin Yushan and Xu Rujiang as members of the Audit Committee. As Long-e is traded on the OTCBB, we are not a “listed issuer” as defined by Rule 10A-3, promulgated pursuant to the Exchange Act, and as such our Audit Committee is not subject to the membership limitations and requirements published by any of the self-regulatory organizations. However, Jin Yushan of the Audit Committee qualifies as “independent” pursuant to Rule 10A-3 promulgated under the Exchange Act, and as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-B.

Compensation Committee

As of March 31, 2007, our board of directors unanimously chartered our Compensation Committee for the purpose of setting executive compensation levels and overseeing related administrative functions and disclosure requirements, and appointed Chen Dong and Liang Zhu as members of the Compensation Committee. As Long-e is traded on the OTCBB and not a national securities exchange as governed by Rule 10A-3 promulgated pursuant to the Exchange Act, our Compensation Committee is not subject to the membership limitations and requirements published by any of the self-regulatory organizations. However, Chen Dong qualifies as a "non-employee director" as defined by Rule 16b-3(b)(3) and an “outside director” pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Board Meetings and Shareholder Communications

Our board of directors may hold meetings or conduct our business and approve corporate action by the unanimous written consent of the directors. Holders of our securities may send communications to the board via mail addressed to the attention of our secretary at our principal executive offices. We have not yet established a policy with respect to directors' attendance at any meetings of shareholders.

Code of Ethics

As of March 31, 2007, our board of directors unanimously approved a Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to all directors, officers and executive employees, including our Chief Executive Officer, Chief Financial Officer and Controller. The purpose of the Code of Ethics is to promote honest and ethical conduct. The Code of Ethics is filed as Exhibit 14.1 to our Annual Report for the year ended December 31, 2006, as filed with the SEC on April __, 2007, and is also available in print, without charge, upon written or telephonic request to our headquarters. Any amendments to or waivers of the Code of Ethics will be promptly posted on our website at www.long-e.com.cn or in a report on Form 8-K, as required by applicable laws.

Director and Executive Compensation

See the section below entitled “Director and Executive Compensation.”

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE DIRECTOR RATIFICATION

As none of the directors of our board of directors are standing for individual re-election, but rather the board is seeking ratification of their continuation as the board of directors for the post-conversion entity, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Director Ratification. The Utah Code provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

On March 28, 2007, there were 31,259,714 shares of our common stock issued and outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. Thus, we needed the affirmative vote of 15,632,982 shares to approve the Director Ratification. By action by written consent, dated April 4, 2007, holders of 17,678,404 shares (56.55%) of our outstanding common stock approved the Director Ratification. As a result, adoption of the Director Ratification was approved and no further votes will be needed.

EFFECTIVE DATE OF DIRECTOR RATIFICATION

The ratification of the appointment of Bu Shengfu, Xu Rujiang, Liang Zhu, Jin Yushan, and Chen Dong as directors of Long-e International, Inc., a Delaware corporation, will become effective upon completion and effectiveness of the Jurisdiction Conversion, no sooner than 20 calendar days after this information statement is first mailed to our shareholders.

PURPOSE OF THE EQUITY INCENTIVE PLAN

The purpose of a Equity Incentive plan is to provide additional incentive to our officers, directors, other key employees and significant consultants by encouraging them to invest in shares of our common stock, and thereby acquire a proprietary interest in Long-e and an increased personal interest in our continued success and progress. The adoption of such a plan will enable the Company to provide additional compensation to its directors, officers and other employees to recognize and reward contributions to our success. The Long-e International, Inc. 2007 Equity Incentive Plan (the “Equity Incentive Plan”), as proposed and attached as Appendix F hereto, may be administered by the board of directors or our Compensation Committee.

DIRECTOR AND EXECUTIVE COMPENSATION

Summary Compensation Tables

The following table sets forth information concerning the compensation for the two fiscal years ended December 31, 2006 of our chief executive officer and our other four most highly compensated executive officers, including our wholly owned subsidiary Agilon (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year		Salary ($)		Bonus ($)	All Other Compensation ($)		Total ($)
Bu Shengfu	2006		$11,671		$2,494	-		$14,165
President, Chief Executive Officer	2005		$11,759		-	$6,156	(1)	$17,915
Xu Rujiang	2006		$13,167		$2,494	-		$15,661
Chief Operating Officer	2005		$13,267		-	$4,523	(1)	$17,790
Liang Zhu	2006		$10,474		$2,494	-		$12,968
Chief Financial Officer, Secretary	2005	(2)	-		-	-		-
Yin Zhongjun	2006		$10,175		$2,494	-		$12,669
Chief Engineer	2005		$10,251		-	-		$10,251
Wang Qing	2006		$14,214		$2494	-		$16,708
Chief Administrative Officer	2005		$15,076	(3)	-	-		$15,076
Li Xiangdong	2006		$14,663		$2,494	-		$17,157
Principal Controller	2005		$10,251		-	$1,131	(1)	$11,382

(1) Represents subsidy provided for use of a car by chief executive officer, chief operating officer and principal controller, respectively.

(2) Liang Zhu joined LIG in March 2006.

(3) Represents rate of annual compensation; Mr. Wang began employment with LIG in October 2005 and received total salary of $3,750 for the periods worked through December 31, 2005. As of December 8, 2006, Mr. Wang transitioned from Chief Administrative Officer to a non-executive management position with LIG.

Director Compensation

LIG did not and we do not currently have an established policy to provide compensation to members of our board of directors for their services in that capacity. We intend to develop such a policy in the near future.

Employment and Severance Arrangements

Each of our executive officers and key personnel have employment agreements with Agilon and/or LIG. Each of these agreements carries a term of three years and is governed by the Labor Law of the People's Republic of China  and the related rules and regulations (collectively, the “Chinese labor laws”), mandating a 8-hour workday, a 40 hour workweek, and guaranteeing at least one day off per week. Pursuant to these employment agreements, the employee is eligible for overtime if negotiated between the employee and employer, but such efforts are limited to no more than 3 hours per day and 36 hours total per month and shall be paid in accordance with the Chinese labor laws. These employment agreements also require us to pay pension, unemployment and other social insurance amounts, as well as sick leave and workers' compensation according to Chinese labor laws and the additional rules and regulations of the Shenzhen Social Insurance Bureau. In addition, each employee receives three weeks of paid vacation per year.

These employment agreements may be terminated by the parties' agreement. In addition, we may terminate the agreement if the employee is found to have seriously violated the employer's rules and regulations, to have breached his or her duties to the employer causing significant damage to the employer's interests, to have established an employment relationship with other employer concurrently adversely affecting the employment relationship governed by the agreement, or to be criminally liable for illegal behavior. We may also terminate the employment agreement with 30 days written notice to the employee if the employee cannot continue to perform the assigned function due to illness or work-related injury after the term of medical treatment expires (excluding the effects of pregnancy and post-partum recovery, or if the County Labor Appraisal Committee confirms the employee has lost all working ability, each of which are governed by Chinese labor law), or if the employer and employee cannot reach agreement on amended terms arising from the regulation of Article 16 of the Chinese Labor Law requiring the employee and employer to reach an agreement defining both parties' legal rights and obligations, or under certain conditions associated with any potential or actual bankruptcy of ours. The employee may dissolve the agreement upon 30 days written notice to us, or immediately if we fail to provide working conditions according to the agreement, salary is not or cannot be paid timely and in full, we fail to pay for the necessary social insurances, or under other conditions stipulated by Chinese labor laws and other and administrative regulations. The agreement provides various economic remedies and indemnities dependant on the terminating party and the circumstances under which the employment agreement is terminated, including reimbursement by the employee of certain training expenses based on duration of employment.

These employment agreements also provide that the employee may not engage in any correlated business activity to our range of production and sales activities, and sets forth a strict penalty provision for violation of this clause. In addition, each employee is required to maintain our trade secrets and other business information in confidence. If any labor dispute arises during the duration of the employment agreement, the parties may seek mediation by our labor dispute resolution committee. If such mediation fails, or if the party wishes to apply directly, a party may request arbitration in front of the Labor Dispute Arbitration Committee.

Benefit Plans and Arrangements

Pursuant to the regulations of the Shenzhen Social Insurance Bureau, Agilon pays for various forms of required social insurance for our workforce, including:

•
Endowment Insurance. This insurance provides retired employees a pension meant to cover primary living expenses. The amount paid out to such retirees depends on the amounts accumulated over the course of the individual's employment. Agilon pays 9% of the total average urban salary over the last year for each employee who is a local citizen and 8% for each employee residing outside of Shenzhen to the endowment insurance account for our employees.

•
Medical Insurance. This insurance ensures employees will be able to obtain medical treatment from the social insurance organization. Agilon pays 6.5% of the total average urban salary over the last year to the social public insurance account for each employee who is a local citizen and 1.67% for each employee residing outside of Shenzhen.

•	Employment Injury Insurance. This insurance ensures the medical treatment of and compensation for workplace injuries. Agilon pays 1% of the salary of each employee to this social insurance account.

•
Unemployment Insurance. This insurance ensures support for an employee during a period of unemployment. Agilon pays 0.66% of the total average urban salary over the last year per employee to this social public insurance account.

•
Birth Insurance. This insurance provides coverage for female employees regarding risks arising from pregnancy and childbirth. Agilon pays for all birth-related expenses via an independent birth insurance account.

Each Agilon employee is also entitled to take a paid marriage holiday, maternity leave and family leave, and is also entitled to apply for welfare support. Employees also enjoy a structured system of salary raises every year.

PRINCIPAL FEATURES OF THE EQUITY INCENTIVE PLAN

The Equity Incentive Plan has been structured so as to provide us with maximum flexibility in designing equity incentives for our executive officers and other employees, the non-employee members of our board of directors and independent consultants in Long-e’s service. There are currently approximately 231 employees, directors and consultants eligible to receive grants of equity incentives pursuant to the Equity Incentive Plan. Our board of directors, in conjunction with the Compensation Committee as Plan Administrator, may make grants under the Plan in the form of long-term option grants (through the option grant program) or through immediate stock issuances of vested or unvested shares of our common stock (through the .stock issuance program). The Equity Incentive Plan and supporting notice of grant, option agreement and stock purchase agreement documents are attached hereto as Appendix F.

Option Grant Program

Grants under the option grant program may be structured as installment options which become exercisable for vested shares over the optionee’s period of service or as immediately exercisable options for unvested shares which will be subject to repurchase by Long-e, at a price per share equal to the lower of the exercise price paid per share or the fair market value per share upon the optionee’s termination of service prior to vesting in those shares. Immediately exercisable options provide the opportunity for an early exercise so that the capital gain holding period for the purchased shares can start before those shares actually vest. All option grants must have an exercise price not less than one hundred percent (100%) of the fair market value of the option shares on the grant date.

The Equity Incentive Plan provides a short-form notice of grant designed to incorporate all of the variable data applicable to each option grant (including grant date, exercise price, number of shares and vesting schedule), to be used with a standard form of option grant agreement, also included in the Equity Incentive Plan documents. Each option is to have a maximum term of ten (10) years, subject to earlier termination in the event the optionee leaves the Corporation’s service. Accordingly, the optionee will have up to a thirty (30)-day period following termination of service (for reasons other than death or disability) in which to exercise the option. This period will be extended to six (6) months if the optionee’s service terminates by reason of disability, and in the event of the optionee’s death, the personal representative of the optionee’s estate (or the person inheriting the option) will have up to a six (6)-month period following the optionee’s death in which to exercise the option.

To exercise the option, the optionee must execute a stock purchase agreement and pay the exercise price for the purchased shares. Payment is to be made in cash; however, the Plan Administrator may also permit the optionee to deliver a full-recourse interest-bearing promissory note for the purchased shares payable in one or more installments from individuals other than any executive officer and director of the company, or the exercise price may be paid in shares of our common stock, or through the optionee’s participation in a same-day sale program. Under such program, the option shares are sold immediately following the exercise of the option, and a portion of the sale proceeds is applied to the payment of the exercise price and all applicable withholding taxes. The stock purchase agreement will provide Long-e with the right to repurchase at a price per share equal to the fair market value per share any unvested shares held by the optionee at the time of his or her termination of service with the company or its subsidiaries. The applicable vesting schedule will be set forth in the Notice of Grant applicable to the particular option grant. In the event of a change in control of Long-e, the Plan Administrator, in its sole and absolute discretion, may take any one or more of the following actions: (i) provide that all outstanding repurchase rights will terminate, (ii) provide that all repurchase rights are assigned to the successor corporation, or (iii) provide that some or all unvested shares will be repurchased. One or more repurchase rights outstanding under the Equity Incentive Plan may be structured so that those rights will subsequently lapse (and the option shares will immediately vest) upon an involuntary termination of the optionee’s service within eighteen (18) months following the effective date of a change in control in which the repurchase rights are assigned to the successor corporation or otherwise continued in effect.

In the event of a change in control of Long-e, the Plan Administrator, in its sole and absolute discretion, may also take any one or more of the following actions: (i) provide for acceleration of vesting of all options, (ii) provide that the options will be assumed by the successor corporation, (iii) provide for the termination of all options, or (iv) provide that the options will be replaced by a cash incentive program. The Plan Administrator will have the discretion to structure one or more option grants under the Equity Incentive Plan so that the shares subject to those options will immediately vest in the event the optionee’s service is involuntarily terminated within up to eighteen (18) months following a change in control in which Long-e’s repurchase rights are assigned or continued in effect, and the optionee would then have a one-year period to exercise the accelerated options for fully-vested shares. It is anticipated that this special vesting acceleration provision would be made available only on a limited case-by-case basis. A change in control will be deemed to occur in the event the Corporation is acquired by a merger or asset sale or in the event the shareholders transfer ownership of more than fifty percent (50%) of the outstanding voting securities.

Stock Issuance Program

The stock issuance program allows eligible persons to purchase shares of common stock at fair market value or at a discount of up to fifteen percent (15%) of fair market value. The shares may be fully vested when issued or may vest over time as the recipient provides services or as specified performance objectives are attained. In addition, shares of common stock may be issued as bonus awards in recognition of services rendered to Long-e, without any cash outlay required of the recipient.

The Equity Incentive Plan provides a short-form notice of grant designed to incorporate all of the variable data applicable to each restricted stock grant (including grant date, price, number of shares and vesting schedule), to be used with a standard form of stock issuance agreement, which includes the same repurchase rights summarized above for the form of stock purchase agreement under the option grant program.

Administration of Plan

Under the Equity Incentive Plan, 3,125,000 shares have been reserved for issuance to officers and other selected employees, the non-employee members of the board of directors and consultants and other independent advisors in Long-e's service. The Plan Administrator (our Board of Directors or Compensation Committee) will have discretionary authority to:

(i) select the participants to receive option grants or stock issuances,

(ii) fix the number of shares purchasable by each participant,

(iii) establish the vesting schedule to be in effect for the option grant or the issued shares, and

(iv) determine whether a granted option is to be an incentive stock option or a non-statutory option under the Federal tax laws.

As the Equity Incentive Plan is not yet effective, no grants have been made pursuant to the Equity Incentive Plan to date. Further, the Equity Incentive Plan does not provide for pre-determined grants to our non-employee directors, executive officers, or other employees, and thus no options have been allocated to such individuals at this time nor can we determine what amounts these individuals would have been received during the last completed fiscal year if the Equity Incentive Plan had been in effect.

Tax Consequences

The Equity Incentive Plan provides for the issuance of incentive stock options and non-statutory options, which may have different tax consequences to the optionee on the basis of his or her particular tax situation.

Incentive Stock Options

Incentive stock options are not subject to tax at the time of grant or at the time of exercise. However, the excess of the fair market value of the purchased shares at time of exercise over the exercise price is includible in income for alternative minimum tax purposes. Upon the sale or other disposition of the incentive option shares, the optionee will recognize income equal to the excess of the sale proceeds or other amount realized over the exercise price. The gain (or loss) will be long-term, provided the disposition occurs more than two (2) years after the grant date and more than one (1) year after the exercise date. Long-e will not be entitled to a deduction in connection with the exercise of an incentive option unless the acquired shares are sold within two (2) years after the grant date or within one (1) year after the exercise date.

Non-Statutory Options

Non-statutory options are not taxable at the time of grant. Upon exercise, the optionee will recognize ordinary income with respect to any vested shares purchased under the option. Such income will be in an amount equal to the excess of the value of the vested shares on the exercise date over the exercise price paid for those shares. Taxable income will be recognized on the balance of the shares, as the optionee vests in those shares, in an amount equal to the spread between the value of those shares on the vesting date and the exercise price paid for the shares. The optionee may elect under Section 83(b) of the Internal Revenue Code to be taxed at the time the option is exercised for unvested shares subject to Long-e’s repurchase right. The election must be filed with the IRS within thirty (30) days after exercise. If the election is made, the optionee will recognize taxable income equal to the excess of the fair market value of the unvested shares on the exercise date over the exercise price paid for such shares. No additional income will be recognized as those shares subsequently vest. Long-e will, in general, be entitled to a deduction at the time or times the optionee recognizes income with respect to the shares acquired under his or her non-statutory option. The deduction will be equal to the amount of income so recognized.

Stock Grants

An individual who is issued vested shares of common stock under the stock issuance program will recognize ordinary income in the year of purchase equal to the excess of the fair market value of the shares on the purchase date over the purchase price paid for those shares. Federal and state income and employment taxes will have to be withheld or collected from such individual at the time the shares are issued.

An individual who is issued unvested shares of common stock will not recognize any taxable income at the time the unvested shares are issued but will have to report as ordinary income, for the taxable year in which his or her interest in such shares vests, an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price paid for such shares. Such individual may, however, elect under Section 83(b) of the Internal Revenue Code to be taxed in the year of purchase on the excess (if any) of the fair market value of the unvested shares at the time of purchase over the purchase price paid for those shares, and such individual will thereby avoid the recognition of income as and when the shares subsequently vest. Such election must be filed with the Internal Revenue Service within thirty (30) days after the purchase of the unvested shares. Long-e will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Transferability of Shares

Shares of common stock acquired upon exercise of an option or as a stock issuance pursuant to the Plan will be deemed to be “restricted securities” as defined in Securities Act Rule 144, until such time as the shares to be issued pursuant to the Plan are registered by us under the Securities Act.

SHAREHOLDER VOTE REQUIRED TO ADOPT EQUITY INCENTIVE PLAN

The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to adopt the Equity Incentive Plan. The Utah Code provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

On March 28, 2007, there were 31,259,714 shares of common stock outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. Thus, we needed the affirmative vote of at least 15,632,982 shares to adopt the Equity Incentive Plan. By action of written consent, dated April 4, 2007, holders of 17,678,404 outstanding shares of common stock (56.55%) approved the Equity Incentive Plan. As a result, adoption of the Equity Incentive Plan was approved and no further votes will be needed.

EFFECTIVE DATE OF THE EQUITY INCENTIVE PLAN

Under applicable federal securities laws, the Equity Incentive Plan cannot be effective until at least 20 calendar days after this information statement is first mailed to shareholders. The Equity Incentive Plan will become effective approximately 20 calendar days after this information statement is first mailed to our shareholders, however we will not make any grants pursuant to the Equity Incentive Plan until the Articles Amendment and Jurisdiction Conversion are also effective.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the reporting date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of March 28, 2007 , we had 31,259,714 issued and outstanding shares of common stock, no options to purchase shares of common stock, warrants to purchase up to 20,189,641 shares of common stock, and notes convertible into up to 13,382,500 shares of common stock.

The following table sets forth certain information with respect to beneficial ownership of our common stock as of March 28, 2007, based on 31,259,714 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of our outstanding common stock;

•	Each executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Long-e International, Inc., C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, China.

Name and Address of Beneficial Owner	Title	Beneficially Owned		Percent of Class
Executive Officers and Directors:
Bu Shengfu	President, Chief Executive Officer and Chairman of the board of directors	3,655,800		11.69%
Xu Rujiang	Chief Operating Officer and Director	__	(1)	__
Liang Zhu	Chief Financial Officer, Secretary and Director	200,000		*
Liu Jingyun	Chief Technical Officer	1,199,900		3.84%
Yin Zhongjun	Chief Engineer	1,975,000		6.32%
Jin Yushan	Director	2,120,300		6.78%
Chen Dong	Director	943,800		3.02%
All executive officers and directors as a group (7 persons)		10,094,800		32.29%

5% or Greater Beneficial Owners:
MidSouth Investor Fund L.P. 1776 Peachtree Street NW Suite 412 North Atlanta, Georgia 30309		4,564,284	(2)	13.41%
Shenzhen Chefu Industrial Development Co., Ltd. (1)		3,533,300		11.30%
Vision Opportunity Master Fund, Ltd. 20 W. 55th St. 5th Floor New York, NY 10019		3,193,550	(3)	9.99%
Barron Partners L.P. 730 Fifth Avenue, 9th Floor New York, NY 10019		3,434,500	(4)	9.90%
WestPark Capital, Inc. 1900 Avenue of the Stars Suite 310 Los Angeles, California 90067		2,568,675	(5)	7.96%
JCAR Funds, Ltd. 205-3740 Chatham Street Richmond, BC V7E 2Z3		2,000,000	(6)	6.01%

* Less than one percent (1%)

(1) Xu Rujiang is a principal shareholder and director of Shenzhen Chefu Industrial Development Co., Ltd., but does hold a significant enough interest to exercise direct or indirect voting or investment power over our securities held by Shenzhen Chefu Industrial Development Co., Ltd.

(2) Includes Series A Warrants to purchase 889,285 shares of common stock at $0.48 per share, Series B Warrants to purchase 889,285 shares of common stock at $0.60 per share, and Bridge Warrants to purchase 1,000,000 shares of common stock at $0.28 per share issued in the Bridge Financing. A, exercisable within 60 days of the date hereof.

(3) Includes 693,550 shares of common stock issuable upon exercise of Series A or Series B warrants and/or conversion of an outstanding convertible note, exercisable or convertible within 60 days of the date hereof; excludes up to 6,556,450 shares issuable upon exercise of additional Series A and Series B warrants and/or conversion of an outstanding convertible note, not exercisable within said 60-day period further to the terms thereof.

(4) Includes 3,434,500 shares of common stock issuable upon exercise of Series A or Series B warrants and/or conversion of an outstanding convertible note, exercisable or convertible within 60 days of the date hereof; excludes up to 13,565,500 shares issuable upon exercise of additional Series A and Series B warrants and/or conversion of an outstanding convertible note, not exercisable within said 60-day period further to the terms thereof.

(5) Includes Placement Agent warrants to purchase 393,571 shares of common stock at $0.40 per share exercisable within 60 days of the date hereof. Also includes Series A Warrants to purchase 312,500 shares of common stock at $0.48 per share and Series B Warrants to purchase 312,500 shares of common stock at $0.60 per share purchased by WestPark Capital Financial Services, LLC, the parent company of WestPark Capital, Inc., in the Private Placement closed December 29, 2006, exercisable within 60 days of the date hereof.

(6) Includes 1,000,000 shares of common stock issuable upon exercise of an outstanding convertible note and 1,000,000 shares issuable upon exercise of Series A or Series B warrants, all convertible or excercisable within 60 days of the date hereof.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this information statement contain certain “forward-looking” statements. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as “may,” “shall,” “could,” “expect,” “estimate,” “anticipate,” “predict,” “probable,” “possible,” “should,” “continue,” or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guarantee, or warranty is to be inferred from those forward-looking statements.

These risks and uncertainties include, without limitation, those described under “Risk Factors” in our Annual Report on Form 10-KSB as filed with the SEC on April __, 2007, and those detailed from time to time in our other filings with the SEC, and include, among others, the following:

•	Our ability to continue to develop and market new or updated products;

•	Our ability to establish and maintain a strong brand;

•	Continued maintenance of certificates, permits and licenses required to conduct business in China;

•	Our ability to obtain all necessary government certifications and/or licenses to conduct our business in new international markets;

•	Protection of our intellectual property rights in China and in other international markets;

•	Changes in the laws of the PRC that affect our operations;

•	Any recurrence of severe acute respiratory syndrome, or SARS, or the outbreak of other potentially severe communicable diseases among our workforce;

•	Development of a public trading market for our securities;

•	The cost of complying with current and future governmental regulations, in the United States or China, and the impact of any changes in the regulations on our operations; and

•
The other factors referenced in our Annual Report, including, without limitation, under the sections entitled “Risk Factors,” “Management's Discussion and Analysis of Agilon's Financial Condition and Results of Operations,” and “Business.”

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guarantee that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

ADDITIONAL INFORMATION

We will furnish without charge to any shareholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, China. Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

Appendix A
FORM OF PROPOSED ARTICLES OF AMENDMENT

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Articles of Amendment to Articles of Incorporation (Profit)

File Number ____________

Non-Refundable Processing Fee: $37.00

Pursuant to UCA §16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: LONG-E INTERNATIONAL, INC.

2. The date the following amendment(s) was adopted: April 2, 2007

3. If changing the corporation name, the new name of the corporation is:

____

4. The text of each amendment adopted (include attachment if additional space needed):

Amended and Restated Articles of Incorporation as adopted are attached.

5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

Not applicable.

6. Indicate the manner in which the amendment(s) was adopted (mark only one):

- [ ] No shares have been issued or directors elected – Adopted by Incorporator(s)
- [ ] No shares have been issued but directors have been elected – Adopted by the board of directors
- [ ] Shares have been issued but shareholder action was not required – Adopted by the board of directors
- [x] The number of votes cast for the amendments(s) by each voting group entitled to vote separately on the amendment(s) was sufficient for apporval by that voting group – Adopted by the shareholders

7. Delayed effective date (if not to be effective upon filing) ____________________ *(not to exceed 90 days)*

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By: ______________________________ Title: ______________________

Dated this _______ day of ______________________, 20______

Under GRAMA {63-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, the business entity physical address may be provided rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html

Division's Website: www.corporations.utah.gov

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

LONG-E INTERNATIONAL, INC.,
a Utah Corporation

ARTICLE I

The name of this corporation is Long-e International, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Utah is 2180 South 1300 East, Suite 650, Salt Lake City, Utah 84106. The name of its registered agent at that address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporate law of Utah.

ARTICLE IV

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Ninety-Five Million (95,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Seventy-Five Million (75,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Twenty Million (20,000,000) shares of Preferred Stock, each share to have no par value.

Section 2. Common Stock. The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

Section 3. Preferred Stock. The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

Section 4. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

Section 5. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

ARTICLE V

Meetings of stockholders may be held within or without the State of Utah, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Utah Revised Business Corporation Act) outside the State of Utah at such place or places as may be designated from time to time by the Board of directors or in the Bylaws of the Corporation.

ARTICLE VI

The number of directors of the Corporation shall be fixed from time to time by or in the manner provided in the Bylaws of the Corporation or amendment thereof duly adopted by the Board of Directors or by the stockholders of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

No action, which has not been previously approved by the Board of Directors, shall be taken by the stockholders except at an annual meeting or a special meeting of the stockholders. Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Utah, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

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ARTICLE VIII

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

To the fullest extent permitted by the Utah Revised Business Corporation Act, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) (the “Utah Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Utah Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation to the fullest extent permitted by the Utah Law, may purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Utah Law, the indemnification provided herein shall include expenses as incurred (including attorneys’ fees), judgments, finds and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Article, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Article IX. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Utah Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation’s Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

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The undersigned, in his capacity as Chief Executive Officer of the Corporation, hereby does make these articles, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of _______ 2007.

_______________________________________
Bu Shengfu, President and Chief Executive Officer

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LONG-E INTERNATIONAL, INC.

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A CONVERTIBLE PREFERRED STOCK

The undersigned, Bu Shengfu and Liang Zhu, do hereby certify that:

1.  They are the President and Secretary, respectively, of LONG-E INTERNATIONAL, INC., a Utah corporation (the “Company”).

2.  The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Company has been amended to authorize a class of preferred stock comprised of twenty million (20,000,000) shares of preferred stock without par value and issuable in one or more series, and to vest the Board of Directors with authority to adopt from time to time a resolution or resolutions dividing the preferred stock into one or more series and, within the limitations of the Utah Revised Business Corporation Act, to designate the preferences, limitations and relative rights of the shares of any series so established including, without limitation, any dividend rights and preferences, conversion rights, voting rights, rights of redemption (including any sinking fund provisions) and liquidation preferences of such series of preferred stock and to fix the number of shares constituting such series.

WHEREAS, pursuant to such authorization the Board of Directors of the Company is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock which shall consist of up to Fourteen Million Five Hundred Thirty Thousand (14,530,000) shares of the preferred stock which the Company has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

1

TERMS OF PREFERRED STOCK

Section 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with the another Person.

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s common stock without par value, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Ratio” shall have the meaning set forth in Section 6(a).

“Conversion Value” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Series A Preferred Stock are convertible in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of Conversion Shares by each Holder, each of whom shall be named as a “selling stockholder” thereunder, all as provided in the Registration Rights Agreement.

2

“December Purchase Agreement” means that Securities Purchase Agreement dated as of December 29, 2006 by and among the Company (formerly Inncardio, Inc.), Long-E International Group Co., Ltd. and certain investors.

“Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, warrants, options or other rights (i) to employees, officers, or directors of the Company pursuant to any stock or option plan duly adopted by the Board of Directors of the Company up to an aggregate of 10% of the outstanding shares of Common Stock outstanding immediately following the closing of the transactions contemplated by the Purchase Agreement (after giving effect to the conversion into Common Stock of all convertible promissory notes issued further to the Purchase Agreement, (ii) to consultants or advisors to the Company or to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, real property lease transactions or similar transactions, pursuant to arrangements approved by the Board of Directors, or (iii) in payment of compensation of the Company’s directors, (b) securities upon the exercise or conversion of any securities issued further to the Purchase Agreement or the December Purchase Agreement, (c) shares of Common Stock issuable pursuant to options, warrants or rights outstanding as of the date of this Certificate of Designation, provided that such securities have not been amended since the date of this Certificate of Designation to increase the number of such securities, (d) shares of Common Stock issuable in payment of noncash dividends or upon conversion of Company’s outstanding shares of preferred stock, (e) securities issued pursuant to acquisitions or strategic transactions provided however that there is no variable rate pricing mechanisms without a floor price included in any such transaction, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 7(f)(iv) hereof.

“Holder” shall have the meaning given such term in Section 2 hereof.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Company other than those securities that are explicitly senior in rights or liquidation preference to the Series A Preferred Stock.

3

“Original Issue Date” shall mean the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

“Person” means a Company, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of January 25, 2007, to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms, a copy of which is on file at the principal offices of the Company.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of January 25, 2007, to which the Company, the original Holders and certain prior purchasers of the Company’s Common Stock and Warrants are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Subsidiary” shall mean a Company, limited liability company, partnership, joint venture or other business entity of which the Company owns beneficially or of record more than 50% of the equity interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the OTC Bulletin Board.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding at least eighty-five percent (85%) of the shares of Series A Preferred Stock then outstanding.

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Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Company’s Series A Convertible Preferred Stock without par value (the “Series A Preferred Stock” or “Preferred Stock”) and the number of shares so designated shall be Fourteen Million Five Hundred Thirty Thousand (14,530,000) (which shall not be subject to increase without the consent of the holders of record of at least eighty-five percent (85%) of the then outstanding shares of the Series A Preferred Stock (each a “Holder” and collectively, the “Holders”).

Section 3. Dividends and Other Distributions. No dividends shall be payable with respect to the Series A Preferred Stock. No dividends shall be payable with respect to the Common Stock while the Series A Preferred Stock is outstanding. The Common Stock shall not be redeemed while the Series A Preferred Stock is outstanding.

Section 4. Voting Rights. The Series A Preferred Stock shall have no voting rights. However, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative approval of the Holders of at least eighty-five percent (85%) of the shares of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to the Series A Preferred Stock, or any of preferred stock possessing greater voting rights than the Series A Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount only equal to $0.40 (the “Liquidation Value”) before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. At the election of a Holder made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series A Preferred Stock held by such Holder, a Fundamental Transaction (excluding for purposes of this Section 5 any Fundamental Transaction described in Section 7(i)(iv)(A) or 7(i)(iv)(B)) or Change of Control shall be treated as a Liquidation.

Section 6. Conversion.

a)  Conversions at Option of Holder. Each share of Series A Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(c)), into one (1) share of Common Stock (as adjusted as provided below, the “Conversion Ratio”) at the option of the Holders, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) as fully and originally executed by the Holder, together with the delivery by the Holder to the Company of the stock certificate(s) representing the number of shares of Series A Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series A Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Company by overnight delivery service (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Company. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued. The initial value of the Series A Preferred Stock on the Conversion Date shall be equal to $0.40 per share (as adjusted pursuant to Section 7 or otherwise as provided herein, the “Conversion Value”). If the initial Conversion Value is adjusted pursuant to Section 7 or as otherwise provided herein, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall equal the Liquidation Value divided by the new Conversion Value. Thereafter, subject to any further adjustments in the Conversion Value, each share of Series A Preferred Stock shall be initially convertible into that number of shares of Common Stock equal to the new Conversion Ratio.

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b)  Automatic Conversion. Subject to Section 5, all of the outstanding shares of Series A Preferred Stock shall be automatically converted into the Conversion Shares upon the close of business on the business day immediately preceding the date fixed for consummation of any transaction resulting in a Change of Control of the Company (an “Automatic Conversion Event”). A “Change in Control” means a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions. The Company shall not be obligated to issue certificates evidencing the Conversion Shares unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the Company or its transfer agent or the holder notifies the Company or its transfer agent in writing that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the conversion of the Series A Preferred Stock pursuant to this Section 6(b), the Company shall promptly send written notice thereof, by hand delivery or by overnight delivery, to each Holder of the Series A Preferred Stock at its address then shown on the records of the Company, which notice shall state that certificates evidencing shares of Series A Preferred Stock must be surrendered at the office of the Company (or of its transfer agent for the Common Stock, if applicable).

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c)  Beneficial Ownership Limitation. Except as provided in Section 6(b) above, the Company shall not effect any conversion of the Series A Preferred Stock, and no Holder shall not have the right to convert any portion of the Series A Preferred Stock to the extent that after such conversion, such Holder (together with such Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 9.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted shares of Series A Preferred Stock beneficially owned by the Holder or any of its affiliates, so long as such shares of Series A Preferred Stock are not convertible within sixty (60) days from the date of such determination, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates, so long as such other securities of the Company are not exercisable nor convertible within sixty (60) days from the date of such determination.  For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holders may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Company’s most recent quarterly report on Form 10-Q or Form 10-QSB or Annual Reports on Form 10-K or Form 10-KSB, as the case may be, as filed with the Commission under the Exchange Act, (B) a more recent public announcement by the Company or (C) any other written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Stock, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was publicly reported by the Company. This Section 6(c) may be waived or amended only with the consent of the Holders of all of the Series A Preferred Stock then outstanding and the consent of the holders of at least eighty-five percent (85%) of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purpose of the immediately preceding sentence, the term “Affiliate” shall mean any person: (a) that directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with the Company, or (b) who beneficially owns (i) as an original purchaser any shares of Common Stock issued further to the December Purchase Agreement; (ii) any shares of Series A Preferred Stock, (iii) any Series A or Series B Warrant(s) to purchase shares of the Company’s Common Stock issued further to the December Purchase Agreement or the Purchase Agreement. For purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

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d)  Mechanics of Conversion

i.  Delivery of Certificate Upon Conversion. Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Company has elected or is required to pay accrued dividends in cash). After the Effective Date, the Company shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Company or another established clearing Company performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Series A Preferred Stock tendered for conversion.

ii.  Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) within five Trading Days of the Share Delivery Date applicable to such conversion, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Conversion Value of Series A Preferred Stock being converted, $200 per Trading Day for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages for the Company’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

iii.  Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

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iv.  Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

v.  Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock; any conversion shall be rounded up to the next whole share.

vi.  Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 7. Certain Adjustments.

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a)  Stock Dividends and Stock Splits. If the Company, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of shares of Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)  Subsequent Equity Sales. From the date hereof until such time as the purchasers of securities further to the Purchase Agreement hold shares of Series A Preferred Stock, Convertible Notes, and/or Series A or Series B Warrants issued further to the Purchase Agreement convertible or exercisable, as the case may be, into an aggregate of less than three million (3,000,000) shares of Common Stock, the Company shall be prohibited from effecting or entering into an agreement to effect a “Variable Rate Transaction” or an “MFN Transaction” (each as defined below). The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. The term “MFN Transaction” shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to such investor in such offering. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, this Section 7(b) shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction or MFN Transaction shall be an Exempt Issuance.

c)  Waiver of Anti-Dilution Adjustment. Notwithstanding anything herein to the contrary, the operation of, and any adjustment of the Series A Conversion Value Price pursuant to this Section 7 may be waived with respect to any specific share or shares of Series A Preferred Stock, either prospectively or retroactively and either generally or in a particular instance by a writing executed by the registered Holder of such share or shares. Any waiver pursuant to this subsection 7(c) shall bind all future Holders of such shares of Series A Preferred Stock for which such rights have been waived.

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d)  Pro Rata Distributions. If the Company, at any time while Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Value shall be determined by multiplying such Conversion Value in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)  Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) actually issued and outstanding.

f)  Notice to Holders.

i.  Adjustment to Conversion Price. Whenever the Conversion Value is adjusted pursuant to any of this Section 7, the Company shall promptly mail to each Holder a notice setting forth the Conversion Value after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.  Notices of Other Events. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock or any Fundamental Transaction, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of record of the Common Stock shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

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iii.  Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 7 in respect of an Exempt Issuance.

iv.  Fundamental Transaction. If, at any time while this Series A Preferred Stock is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person (except for a reincorporation of the Company), (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iv) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 8. Miscellaneous.

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a)  Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address provided in the Purchase Agreement or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)  Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)  Lost or Mutilated Preferred Stock Certificate. If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

d)  Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

e)  Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Company be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Utah law.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate this _____th day of _________, 2007.

Name: Bu Shengfu Title: President and Chief Executive Officer	Name: Liang Zhu Title: Secretary

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock without par value (the “Common Stock”), of Long-E International, Inc., a Utah corporation (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Common Stock owned prior to Conversion: _______________

Number of shares of Series A Preferred Stock to be Converted: ________________________

Value of shares of Series A Preferred Stock to be Converted: ____________________

Number of shares of Common Stock to be Issued: ___________________________

Certificate Number of Series A Preferred Stock attached hereto: ________________________

Number of Shares of Series A Preferred Stock represented by attached certificate: __________

Number of shares of Series A Preferred Stock subsequent to Conversion: ________________

[HOLDER]

By:
Name: Title:

A-1

Appendix B

PROPOSED FORM OF
STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.) The jurisdiction where the Non-Delaware Corporation first formed is Utah.

2.) The jurisdiction immediately prior to filing this Certificate is Utah.

3.) The date the Non-Delaware Corporation first formed is 10/5/1998.

4.) The name of the Non-Delaware Corporation immediately prior to filing this Certificate is LONG-E INTERNATIONAL, INC.

5.) The name of the Corporation as set forth in the Certificate of Incorporation is LONG-E INTERNATIONAL, INC.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the ___________day of _________________, A.D._______________.

By:______________________________

Name:______________________________
Print or Type

Title:______________________________
Print or Type

Appendix C
PROPOSED FORM OF ARTICLES OF CONVERSION

**State of Utah**
**DEPARTMENT OF COMMERCE**
**Division of Corporations & Commercial Code**
**Articles of Conversion**

**This guide-sheet is not intended to substitute nor replace the advice of an attorney. We strongly encourage you to consult with an attorney. This guide-sheet is intended to provide you with information about filing Articles of Conversion.**

**1. The articles of conversion shall state:**

**First:** The date and state where the subject entity was first created and, if it has changed, its jurisdiction immediately prior to its conversion;

| 10/5/1998 | Utah |
|---|---|
| Date | State / Jurisdiction |

**Second:** The name of the subject entity immediately prior to the filing of the articles of conversion;
LONG-E INTERNATIONAL, INC.

**Third:** The name of the entity as set forth in its converted entity filing;
LONG-E INTERNATIONAL, INC.

**Fourth:** The future effective date of the conversion to the new entity if it is not to be effective upon the filing of the articles of conversion;

______________________________

**Fifth:** Under penalties of perjury, I declare that the articles of conversion have been duly approved by the owners of the entity.

Dated __________________________, 20____

By:______________________________________________

**2. Additional filing requirements:**

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Appendix D

CERTIFICATE OF INCORPORATION

OF

LONG-E INTERNATIONAL, INC.,
a Delaware Corporation

ARTICLE I

The name of this corporation is Long-e International, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Ninety-Five Million (95,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Seventy-Five Million (75,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Twenty Million (20,000,000) shares of Preferred Stock, each share to have no par value.

Section 2. Common Stock. The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

Section 3. Preferred Stock. The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

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Section 4. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

Section 5. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

ARTICLE V

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of directors or in the Bylaws of the Corporation.

ARTICLE VI

The number of directors of the Corporation shall be fixed from time to time by or in the manner provided in the Bylaws of the Corporation or amendment thereof duly adopted by the Board of Directors or by the stockholders of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

No action, which has not been previously approved by the Board of Directors, shall be taken by the stockholders except at an annual meeting or a special meeting of the stockholders. Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

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ARTICLE VIII

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) the “Delaware Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation to the fullest extent permitted by the Delaware Law, may purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys’ fees), judgments, finds and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Article, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Article IX. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation’s Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

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The undersigned hereby acknowledges that the foregoing certificate of incorporation is his act and deed and that the facts stated therein are true.

By:	/s/ Bu Shengfu
Bu Shengfu, President and Chief Executive Officer

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LONG-E INTERNATIONAL, INC.

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A CONVERTIBLE PREFERRED STOCK

The undersigned, Bu Shengfu and Liang Zhu, do hereby certify that:

1.  They are the President and Secretary, respectively, of LONG-E INTERNATIONAL, INC., a Delaware corporation (the “Company”).

2.  The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Company has been amended to authorize a class of preferred stock comprised of twenty million (20,000,000) shares of preferred stock without par value and issuable in one or more series, and to vest the Board of Directors with authority to adopt from time to time a resolution or resolutions dividing the preferred stock into one or more series and, within the limitations of the Delaware General Corporation Law, to designate the preferences, limitations and relative rights of the shares of any series so established including, without limitation, any dividend rights and preferences, conversion rights, voting rights, rights of redemption (including any sinking fund provisions) and liquidation preferences of such series of preferred stock and to fix the number of shares constituting such series.

WHEREAS, pursuant to such authorization the Board of Directors of the Company is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock which shall consist of up to Fourteen Million Five Hundred Thirty Thousand (14,530,000) shares of the preferred stock which the Company has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

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TERMS OF PREFERRED STOCK

Section 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with the another Person.

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s common stock without par value, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Ratio” shall have the meaning set forth in Section 6(a).

“Conversion Value” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Series A Preferred Stock are convertible in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of Conversion Shares by each Holder, each of whom shall be named as a “selling stockholder” thereunder, all as provided in the Registration Rights Agreement.

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“December Purchase Agreement” means that Securities Purchase Agreement dated as of December 29, 2006 by and among the Company (formerly Inncardio, Inc.), Long-E International Group Co., Ltd. and certain investors.

“Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, warrants, options or other rights (i) to employees, officers, or directors of the Company pursuant to any stock or option plan duly adopted by the Board of Directors of the Company up to an aggregate of 10% of the outstanding shares of Common Stock outstanding immediately following the closing of the transactions contemplated by the Purchase Agreement (after giving effect to the conversion into Common Stock of all convertible promissory notes issued further to the Purchase Agreement, (ii) to consultants or advisors to the Company or to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, real property lease transactions or similar transactions, pursuant to arrangements approved by the Board of Directors, or (iii) in payment of compensation of the Company’s directors, (b) securities upon the exercise or conversion of any securities issued further to the Purchase Agreement or the December Purchase Agreement, (c) shares of Common Stock issuable pursuant to options, warrants or rights outstanding as of the date of this Certificate of Designation, provided that such securities have not been amended since the date of this Certificate of Designation to increase the number of such securities, (d) shares of Common Stock issuable in payment of noncash dividends or upon conversion of Company’s outstanding shares of preferred stock, (e) securities issued pursuant to acquisitions or strategic transactions provided however that there is no variable rate pricing mechanisms without a floor price included in any such transaction, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 7(f)(iv) hereof.

“Holder” shall have the meaning given such term in Section 2 hereof.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Company other than those securities that are explicitly senior in rights or liquidation preference to the Series A Preferred Stock.

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“Original Issue Date” shall mean the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

“Person” means a Company, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of January 25, 2007, to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms, a copy of which is on file at the principal offices of the Company.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of January 25, 2007, to which the Company, the original Holders and certain prior purchasers of the Company’s Common Stock and Warrants are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Subsidiary” shall mean a Company, limited liability company, partnership, joint venture or other business entity of which the Company owns beneficially or of record more than 50% of the equity interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the OTC Bulletin Board.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding at least eighty-five percent (85%) of the shares of Series A Preferred Stock then outstanding.

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Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Company’s Series A Convertible Preferred Stock without par value (the “Series A Preferred Stock” or “Preferred Stock”) and the number of shares so designated shall be Fourteen Million Five Hundred Thirty Thousand (14,530,000) (which shall not be subject to increase without the consent of the holders of record of at least eighty-five percent (85%) of the then outstanding shares of the Series A Preferred Stock (each a “Holder” and collectively, the “Holders”).

Section 3. Dividends and Other Distributions. No dividends shall be payable with respect to the Series A Preferred Stock. No dividends shall be payable with respect to the Common Stock while the Series A Preferred Stock is outstanding. The Common Stock shall not be redeemed while the Series A Preferred Stock is outstanding.

Section 4. Voting Rights. The Series A Preferred Stock shall have no voting rights. However, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative approval of the Holders of at least eighty-five percent (85%) of the shares of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to the Series A Preferred Stock, or any of preferred stock possessing greater voting rights than the Series A Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount only equal to $0.40 (the “Liquidation Value”) before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. At the election of a Holder made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series A Preferred Stock held by such Holder, a Fundamental Transaction (excluding for purposes of this Section 5 any Fundamental Transaction described in Section 7(i)(iv)(A) or 7(i)(iv)(B)) or Change of Control shall be treated as a Liquidation.

Section 6. Conversion.

a)  Conversions at Option of Holder. Each share of Series A Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(c)), into one (1) share of Common Stock (as adjusted as provided below, the “Conversion Ratio”) at the option of the Holders, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) as fully and originally executed by the Holder, together with the delivery by the Holder to the Company of the stock certificate(s) representing the number of shares of Series A Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series A Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Company by overnight delivery service (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Company. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued. The initial value of the Series A Preferred Stock on the Conversion Date shall be equal to $0.40 per share (as adjusted pursuant to Section 7 or otherwise as provided herein, the “Conversion Value”). If the initial Conversion Value is adjusted pursuant to Section 7 or as otherwise provided herein, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall equal the Liquidation Value divided by the new Conversion Value. Thereafter, subject to any further adjustments in the Conversion Value, each share of Series A Preferred Stock shall be initially convertible into that number of shares of Common Stock equal to the new Conversion Ratio.

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b)  Automatic Conversion. Subject to Section 5, all of the outstanding shares of Series A Preferred Stock shall be automatically converted into the Conversion Shares upon the close of business on the business day immediately preceding the date fixed for consummation of any transaction resulting in a Change of Control of the Company (an “Automatic Conversion Event”). A “Change in Control” means a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions. The Company shall not be obligated to issue certificates evidencing the Conversion Shares unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the Company or its transfer agent or the holder notifies the Company or its transfer agent in writing that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the conversion of the Series A Preferred Stock pursuant to this Section 6(b), the Company shall promptly send written notice thereof, by hand delivery or by overnight delivery, to each Holder of the Series A Preferred Stock at its address then shown on the records of the Company, which notice shall state that certificates evidencing shares of Series A Preferred Stock must be surrendered at the office of the Company (or of its transfer agent for the Common Stock, if applicable).

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c)  Beneficial Ownership Limitation. Except as provided in Section 6(b) above, the Company shall not effect any conversion of the Series A Preferred Stock, and no Holder shall not have the right to convert any portion of the Series A Preferred Stock to the extent that after such conversion, such Holder (together with such Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 9.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted shares of Series A Preferred Stock beneficially owned by the Holder or any of its affiliates, so long as such shares of Series A Preferred Stock are not convertible within sixty (60) days from the date of such determination, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates, so long as such other securities of the Company are not exercisable nor convertible within sixty (60) days from the date of such determination.  For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holders may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Company’s most recent quarterly report on Form 10-Q or Form 10-QSB or Annual Reports on Form 10-K or Form 10-KSB, as the case may be, as filed with the Commission under the Exchange Act, (B) a more recent public announcement by the Company or (C) any other written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Stock, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was publicly reported by the Company. This Section 6(c) may be waived or amended only with the consent of the Holders of all of the Series A Preferred Stock then outstanding and the consent of the holders of at least eighty-five percent (85%) of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purpose of the immediately preceding sentence, the term “Affiliate” shall mean any person: (a) that directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with the Company, or (b) who beneficially owns (i) as an original purchaser any shares of Common Stock issued further to the December Purchase Agreement; (ii) any shares of Series A Preferred Stock, (iii) any Series A or Series B Warrant(s) to purchase shares of the Company’s Common Stock issued further to the December Purchase Agreement or the Purchase Agreement. For purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

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d)  Mechanics of Conversion

i.  Delivery of Certificate Upon Conversion. Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Company has elected or is required to pay accrued dividends in cash). After the Effective Date, the Company shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Company or another established clearing Company performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Series A Preferred Stock tendered for conversion.

ii.  Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) within five Trading Days of the Share Delivery Date applicable to such conversion, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Conversion Value of Series A Preferred Stock being converted, $200 per Trading Day for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages for the Company’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

iii.  Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

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iv.  Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

v.  Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock; any conversion shall be rounded up to the next whole share.

vi.  Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 7. Certain Adjustments.

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a)  Stock Dividends and Stock Splits. If the Company, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of shares of Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)  Subsequent Equity Sales. From the date hereof until such time as the purchasers of securities further to the Purchase Agreement hold shares of Series A Preferred Stock, Convertible Notes, and/or Series A or Series B Warrants issued further to the Purchase Agreement convertible or exercisable, as the case may be, into an aggregate of less than three million (3,000,000) shares of Common Stock, the Company shall be prohibited from effecting or entering into an agreement to effect a “Variable Rate Transaction” or an “MFN Transaction” (each as defined below). The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. The term “MFN Transaction” shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to such investor in such offering. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, this Section 7(b) shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction or MFN Transaction shall be an Exempt Issuance.

c)  Waiver of Anti-Dilution Adjustment. Notwithstanding anything herein to the contrary, the operation of, and any adjustment of the Series A Conversion Value Price pursuant to this Section 7 may be waived with respect to any specific share or shares of Series A Preferred Stock, either prospectively or retroactively and either generally or in a particular instance by a writing executed by the registered Holder of such share or shares. Any waiver pursuant to this subsection 7(c) shall bind all future Holders of such shares of Series A Preferred Stock for which such rights have been waived.

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d)  Pro Rata Distributions. If the Company, at any time while Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Value shall be determined by multiplying such Conversion Value in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)  Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) actually issued and outstanding.

f)  Notice to Holders.

i.  Adjustment to Conversion Price. Whenever the Conversion Value is adjusted pursuant to any of this Section 7, the Company shall promptly mail to each Holder a notice setting forth the Conversion Value after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.  Notices of Other Events. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock or any Fundamental Transaction, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of record of the Common Stock shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

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iii.  Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 7 in respect of an Exempt Issuance.

iv.  Fundamental Transaction. If, at any time while this Series A Preferred Stock is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person (except for a reincorporation of the Company), (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iv) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 8. Miscellaneous.

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a)  Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address provided in the Purchase Agreement or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)  Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)  Lost or Mutilated Preferred Stock Certificate. If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

d)  Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

e)  Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Company be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate this _____th day of _________, 2007.

Name: Bu Shengfu Title: President and Chief Executive Officer	Name: Liang Zhu Title: Secretary

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock without par value (the “Common Stock”), of Long-E International, Inc., a Delaware corporation (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Common Stock owned prior to Conversion: _______________

Number of shares of Series A Preferred Stock to be Converted: ________________________

Value of shares of Series A Preferred Stock to be Converted: ____________________

Number of shares of Common Stock to be Issued: ___________________________

Certificate Number of Series A Preferred Stock attached hereto:________________________

Number of Shares of Series A Preferred Stock represented by attached certificate:__________

Number of shares of Series A Preferred Stock subsequent to Conversion: ________________

[HOLDER]

By:
Name: _________________________________ Title: __________________________________

A-1

Appendix E

BYLAWS

OF

LONG-E INTERNATIONAL, INC.

A Delaware Corporation

ARTICLE I: OFFICES

SECTION 1.1 Registered Office.

The registered office of Long-e International, Inc. (“Corporation”) shall be at 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle and the name of its registered agent at that address is Corporation Service Company.

SECTION 1.2 Principal Office.

The principal office for the transaction of the business of the Corporation shall be as set forth in a resolution adopted by the Board.

SECTION 1.3 Other Offices.

The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: MEETINGS OF STOCKHOLDERS

SECTION 2.1 Place of Meetings.

All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

SECTION 2.2 Annual Meetings.

Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings may be held at such time and place and on such date as the Board shall determine by resolution.

SECTION 2.3 Special Meetings.

A special meeting of the stockholders for the transaction of any proper business may be called at any time exclusively by the Board or the Chairman.

SECTION 2.4 Notice of Meetings.

Except as otherwise required by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder's post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, wireless or facsimile. Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

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SECTION 2.5 Fixing Date for Determination of Stockholders of Record.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action other than to consent to corporate action in writing without a meeting, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any such other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

SECTION 2.6 Quorum.

Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote, if any, contained in the Certificate of Incorporation, these Bylaws or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by the vote of at least a majority in voting interest of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 2.7 Voting.

(A) Each stockholder shall, at each meeting of stockholders, be entitled to vote, in the manner prescribed by the Corporation's Certificate of Incorporation, in person or by proxy each share of the stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder's name on the books of the Corporation:

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(i) on the date fixed pursuant to Section 2.5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the business day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the business day next preceding the day upon which the meeting shall be held.

(B) Shares of the Corporation's own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the “DGCL”).

(C) Subject to the provisions of the Corporation's Certificate of Incorporation, any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by such stockholder's attorney thereunto authorized and delivered to the secretary of the meeting. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

SECTION 2.8 Inspectors of Election.

Prior to each meeting of stockholders, the Chairman of such meeting shall appoint an inspector(s) of election to act with respect to any vote. Each inspector of election so appointed shall first subscribe an oath faithfully to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of such inspector of election's ability. Such inspector(s) of election shall decide upon the qualification of the voters and shall certify and report the number of shares represented at the meeting and entitled to vote on any question, determine the number of votes entitled to be cast by each share, shall conduct the vote and, when the voting is completed, accept the votes and ascertain and report the number of shares voted respectively for and against each question, and determine, and retain for a reasonable period a record of the disposition of, any challenge made to any determination made by such inspector(s) of election. Reports of inspector(s) of election shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspector(s) of election need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector(s) of election on any question other than a vote for or against a proposal in which such officer shall have a material interest. The inspector(s) of election may appoint or retain other persons or entities to assist the inspector(s) of election in the performance of the duties of the inspector(s) of election.

SECTION 2.9 Advance Notice of Stockholder Proposals and Stockholder Nominations.

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Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board, or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.9.

To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

Such stockholder's notice shall set forth (I) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, (II) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (III) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (b) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.9(A). The Chairman of any such meeting shall direct that any nomination or business not properly brought before the meeting shall not be considered.

SECTION 2.10 Action Without Meeting.

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may, if such action has been earlier approved by the Board, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

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ARTICLE III: BOARD OF DIRECTORS

SECTION 3.1 General Powers.

Subject to any requirements in the Certificate of Incorporation, these Bylaws, or of the DGCL as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the following powers:

(A) to select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

(B) to conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or these Bylaws, as it may deem best;

(C) to change the location of the registered office of the Corporation in Section 1.1 hereof; to change the principal office and the principal office for the transaction of the business of the Corporation from one location to another as provided in Section 1.2 hereof; to fix and locate from time to time one or more offices of the Corporation within or without the State of Delaware as provided in Section 1.3 hereof; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

(D) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(E) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor; and

(F) by resolution adopted by a majority of the whole Board to designate an executive and other committees of the Board, each consisting of one or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee or committees shall be conducted.

SECTION 3.2 Number and Term of Office.

Until this Section 3.2 is amended by a resolution duly adopted by the Board or by the stockholders of the Corporation, the number of directors constituting the entire Board shall be not less than two (2) members nor more than nine (9) members. Directors need not be stockholders. Each of the directors of the Corporation shall hold office until his successor shall have been duly elected or until he shall resign or shall have been removed in the manner hereinafter provided.

Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

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SECTION 3.3 Chairman of the Board.

The Chairman of the Board, when present, shall preside at all meetings of the Board and all meetings of stockholders. The Chairman of the Board shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

SECTION 3.4 Election of Directors.

The directors shall be elected by the stockholders of the Corporation, and at each election, the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provision contained in the Certificate of Incorporation relating thereto, including any provision regarding the rights of holders of preferred stock to elect directors.

SECTION 3.5 Resignations.

Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.6 Vacancies.

Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, removal, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Increases in the number of directors shall be filled in accordance with the rule that each class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member, until the expiration of his current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one (1) or two (2) or more classes, the Board shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation. When the Board fills a vacancy, the director chosen to fill that vacancy shall be of the same class as the director he succeeds and shall hold office until such director's successor shall have been elected and shall qualify or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

SECTION 3.7 Place of Meeting.

The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 3.8 Regular Meetings.

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Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine.

SECTION 3.9 Special Meetings.

Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Chief Executive Officer or the President, and may also be called by any two members of the Board. Except as otherwise provided by law or by these Bylaws, written notice of the time and place of special meetings shall be delivered personally or by facsimile to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to such director at such director's address as it is shown upon the records of the Corporation, or, if it is not so shown on such records and is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the County in which the principal office for the transaction of the business of the Corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by facsimile as above provided, it shall be delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing, delivery or facsimile transmission as above provided shall be due, legal and personal notice to such director. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 3.10 Quorum and Manner of Acting.

Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

SECTION 3.11 Action by Unanimous Written Consent.

Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing is given thereto by all members of the Board or of such committee, as the case may be, and such consent is filed with the minutes of proceedings of the Board or of such committee.

SECTION 3.12 Compensation.

Directors, whether or not employees of the Corporation or any of its subsidiaries, may receive an annual fee for their services as directors in an amount fixed by resolution of the Board plus other compensation, including options to acquire capital stock of the Corporation, in an amount and of a type fixed by resolution of the Board, and, in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

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SECTION 3.13 Committees.

The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two (2) members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.

SECTION 3.14 Affiliated Transactions.

Notwithstanding any other provision of these Bylaws, each transaction, or, if an individual transaction constitutes a part of a series of transactions, each series of transactions, proposed to be entered into between the Corporation, on the one hand, and any affiliate of the Corporation, on the other hand, must be approved by the Board. For the purposes of this Section 3.14, (a) “affiliate” shall mean (i) any person that, directly or indirectly, controls or is controlled by or is under common control with the Corporation, (ii) any other person that owns, beneficially, directly or indirectly, twenty percent (20%) or more of the outstanding capital shares, shares or equity interests of the Corporation, or (iii) any officer or director of the Corporation; (b) “person” shall mean and include individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof; and (c) “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

ARTICLE IV: OFFICERS

SECTION 4.1 Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Chief Financial Officer, and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.3 hereof.

SECTION 4.2 Election.

The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Sections 4.3 or 4.5 hereof, shall be chosen annually by the Board at the first meeting thereof after the annual meeting of stockholders, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.3 Other Officers.

In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

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SECTION 4.4 Removal and Resignation.

Except as provided by DGCL Section 141(k), any officer may be removed, either with or without cause, by resolution of the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.5 Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled by the vote of the majority of the directors present at any meeting in which a quorum is present, or pursuant to Section 3.11 of these Bylaws.

SECTION 4.6 Chief Executive Officer.

The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall also perform such other duties and have such other powers as the Board of Directors may designate from time to time.

SECTION 4.7 President.

The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present or, in the absence of the Chairman of the Board, the Chief Executive Officer has been appointed and is present. Subject to the provisions of these Bylaws and to the direction of the Board of Directors and Chief Executive Officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of President or which are delegated to him by the Board of Directors. The President shall have the power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all the other officers, employees and agents of the corporation.

SECTION 4.8 Vice President.

Each Vice President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as are commonly incident to their office or as may from time to time be assigned to such Vice President by the Chairman of the Board, or the Board, or the Chief Executive Officer, or the President, or as may be prescribed by these Bylaws. In the absence or disability of the Chairman of the Board, the Chief Executive Officer and the President, the Vice Presidents in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all of the duties of the Chairman of the Board, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

SECTION 4.9 Secretary.

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(A) The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board shall designate from time to time.

(B) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or such other place as the Board may order, a book of minutes of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at meetings of directors, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

(C) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the name of each stockholder, the number of shares of each class held by such stockholder, the number and date of certificates issued for such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

SECTION 4.10 Chief Financial Officer.

The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer shall designate from time to time.

ARTICLE V: CORPORATE INSTRUMENTS, CHECKS,
DRAFTS, BANK ACCOUNTS, ETC.

SECTION 5.1 Execution of Corporate Instruments.

The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation the corporate name without limitation, or enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Such authority may be general or confined to specific instances, and unless so authorized by the Board or by these Bylaws, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 5.2 Checks, Drafts, Etc.

All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

SECTION 5.3 Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

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SECTION 5.4 General and Special Bank Accounts.

The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI: SHARES AND THEIR TRANSFER

SECTION 6.1 Certificates of Stock.

Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Each stockholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall bear the Corporation seal and shall be signed by the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by corporation officers may be facsimiles if the certificate is manually countersigned by an authorized person on behalf of a transfer agent or registrar other than the Corporation or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. The Corporation shall be permitted to issue fractional shares.

SECTION 6.2 Transfers.

Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation, if such shares are certificated, by the surrender to the Corporation or its transfer agent of the certificate therefore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

SECTION 6.3 Record Holders.

Except as may otherwise be required by law, by the Certificate of Incorporation or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

It shall be the duty of each stockholder to notify the Corporation of his, her or its post office address and any changes thereto.

SECTION 6.4 Record Date.

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In order that the Corporation may determine the stockholders entitled to receive notice of or to vote at any meeting of stockholders or any adjournments thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which, (i) with respect to any meeting of stockholders, shall be not more than 60 nor less than 10 days (except as otherwise required by law) before the date of such meeting, (ii) with respect to corporate action without a meeting, shall be not more than 10 days after the date on which the resolution fixing the record date is adopted by the Board of Directors and (iii) with respect to any other lawful action, shall be not more than 60 days prior to such action. In such case, only stockholders of record on such record date shall be so entitled, notwithstanding any transfer of stock on the books of the Corporation after the record date.

If no record date is fixed: (i) the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 6.5 Replacement of Certificates.

In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe, provided, however, that if such shares have ceased to be certificated, a new certificate shall be issued only upon written request to the transfer agent or registrar of the Corporation.

SECTION 6.6 Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

ARTICLE VII: INDEMNIFICATION

SECTION 7.1 Indemnification of Directors and Officers.

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) (the “Delaware Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys' fees), judgments, fines and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Section 7.1, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Section 7.1. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation's Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 7.1 as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

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SECTION 7.2 Indemnification of Employees and Agents.

Subject to Section 7.1, the Corporation may, but only to the extent that the Board may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII as they apply to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 7.3 Enforcement of Indemnification.

The rights to indemnification and the advancement of expenses conferred above shall be contract rights. If a claim under this Article VII is not paid in full by the Corporation within 60 days after written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of such claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, independent legal counsel or stockholders) that the indemnitee has not met such applicable standard of conduct, shall either create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

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ARTICLE VIII: MISCELLANEOUS

SECTION 8.1 Seal.

The Board shall adopt a corporate seal, which shall be in the form set forth in a resolution approved by the Board.

SECTION 8.2 Waiver of Notices.

Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 8.3 Amendments.

Except as otherwise provided herein, by law, or in the Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, recession or adoption is given in the notice of such meeting of stockholders.

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CERTIFICATE OF SECRETARY OF ADOPTION OF BYLAWS

I, the undersigned, do hereby certify:

That I am the Secretary of Long-e International, Inc., a Delaware corporation, that the foregoing Bylaws, comprising fourteen pages, constitute the Bylaws of said corporation as duly adopted by the Board of Directors of the corporation on [__________], 2007.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation on this [___] day of [_____], 2007.

By:

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Appendix F

LONG-E INTERNATIONAL, INC.

2007 EQUITY INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.  PURPOSE OF THE PLAN

This 2007 Equity Incentive Plan is intended to promote the interests of Long-e International, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

A.  The Plan shall be divided into two (2) separate equity programs:

(i)  the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(ii)  the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B.  The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

A.  The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B.  The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

IV.  ELIGIBILITY

A.  The persons eligible to participate in the Plan are as follows:

(i)  Employees,

(ii)  non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

(iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.  The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

C.  The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.  STOCK SUBJECT TO THE PLAN

A.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 3,125,000 shares.

B.  Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C.  Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, including the number of shares by which the maximum number of shares may be increased annually, and the per individual limitations on the number of shares of Common Stock that may be issued and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

ARTICLE TWO

OPTION GRANT PROGRAM

I.  OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.  Exercise Price.

1.  The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

(i)  The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

(ii)  At such time, if ever, that the Corporation is no longer subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, if the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

2.  The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i)  in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii)  to the extent the option is exercised for vested Option Shares and unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002, through payment in accordance with a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board out of the sale proceeds available on the settlement date of sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and the Optionee shall concurrently provide irrevocable instructions to the Corporation to deliver the certificates for the purchased shares directly to a brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.  Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.  Effect of Termination of Service.

1.  The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)  Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of thirty (30) days following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(ii)  Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(iii)  If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the Optionee’s designated beneficiary or beneficiaries of that option shall have a six (6)-month period following the date of the Optionee’s death to exercise such option.

(iv)  Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(v)  During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

(vi)  Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all those options shall terminate immediately and cease to remain outstanding.

2.  The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)  extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D.  Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

E.  Exercisability and Unvested Shares. Options shall be exercisable at such time or times and subject to such waiting periods, exercise dates, restrictions on exercise and other terms and conditions as shall be determined by the Plan Administrator at or after the time of grant. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. A Participant shall vest separately in each Option granted hereunder in accordance with a schedule determined by the Plan Administrator, in its sole discretion. The Plan Administrator may provide, in its discretion, that any option shall be exercisable only in installments, and the Plan Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Plan Administrator may determine in its sole discretion. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of Optionee’s cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. At such time, if ever, as the Corporation is no longer subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, the Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

F.  Individual Limit. In any calendar year, no Participant may receive options that relate to more than Two Million (2,000,000) shares. The foregoing limitation will be adjusted proportionately in connection with any change in the Corporation’s capitalization as described in Section V.C. of Article I. If an option is cancelled in the same calendar year in which it was granted (other than in connection with a Change in Control) the cancelled option will be counted against the limit set forth in this subsection F. For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option. This subsection F applies only with respect to option grants that are made at the end of the transition period prescribed by the regulations under Code Section 162(m).

G.  Limited Transferability of Options. An Incentive Stock Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. If permitted by applicable law and if the Agreement so provides, a Non-Statutory Option may be transferred by an Optionee to the Optionee’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto. For purposes of this Plan, unless otherwise determined by the Plan Administrator, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.  INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A.  Eligibility. Incentive Options may only be granted to Employees.

B.  Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, that if the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

C.  Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.  10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

III.  CHANGE IN CONTROL

A.  In the event of a pending or threatened Change in Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the acceleration of options is not subject to other limitations imposed by the Plan Administrator at the time of the option grant or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i)  provide that some or all of the options outstanding under the Plan at the time of a Change in Control shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock; or

(ii)  provide that some or all of the outstanding options previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or at the time of the Change in Control without any payment to the holder of the option, provided the Plan Administrator gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding options before such date to the extent then exercisable; or

(iii)  provide that some or all of the options will be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction in effect; or

(iv)  provide that at or immediately following the consummation of the Change in Control, some or all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction; or

(v)  provide that some or all outstanding options are to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the unvested option shares at the time of the Change in Control and provides for subsequent payout of that spread in accordance with the same vesting schedule applicable to those unvested option shares; or

(vi)  provide that before or at the time of the Change in Control some or all outstanding options previously granted under the Plan shall terminate, whether or not then exercisable, in consideration of payment to the holder of the option, with respect to each share of Common Stock for which the option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the option over the exercise price of such option; or

(vii)  provide that upon the occurrence of a Change in Control, some or all outstanding options previously granted under the Plan shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

B.  In the event of a pending or threatened Change in Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the treatment of outstanding repurchase rights are not subject to other limitations imposed by the Plan Administrator at the time the repurchase right is issued or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i)  provide that some or all outstanding repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control; or

(ii)  provide that some or all of the shares of Common Stock subject to outstanding repurchase rights shall be exchanged or otherwise converted into the right to receive cash or other adequate consideration (including, without limitation, such consideration as received by other stockholders of the Company in connection with the Change in Control); or

(iii)  provide that some or all repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control transaction; or

(iv)  provide that some or all unvested shares will be repurchased before or on the Control Change Date pursuant to the Corporation’s right of repurchase; or

(v)  provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

C.  If applicable, each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

D.  The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control, whether or not those options are to be assumed in the Change in Control or otherwise continued in effect.

E.  The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which the option is assumed or otherwise continued in effect and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

F.  The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

G.  The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.  STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.  Purchase Price.

1.  The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than one hundred percent (100%) of such Fair Market Value.

2.  Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)  cash or check made payable to the Corporation, or

(ii)  past services rendered to the Corporation (or any Parent or Subsidiary).

B.  Vesting Provisions.

1.  Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. At such time, if ever, as the Corporation is no longer subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

2.  Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.  The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of the shares at the time of Participant’s cessation of service and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares by the applicable clause (i) or (ii) amount.

5.  The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CHANGE IN CONTROL

A.  In the event of a pending or threatened Change in Control, the Plan Administrator may, in its sole and absolute discretion, and to the extent the treatment of repurchase rights is not subject to other limitations imposed by the Plan Administrator at the time of issuance of the repurchase right or otherwise in accordance with the terms of the Plan, take any one or more of the following actions:

(i)  provide that upon the occurrence of a Change in Control, some or all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full; or

(ii)  provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights under the Stock Issuance Program shall be exchanged or otherwise converted into the right to receive cash or other adequate consideration (including, without limitation, such consideration as received by other stockholders of the Company in connection with the Change in Control; or

(iii)  provide that those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction; or

(iv)  provide that some or all shares subject to the Corporation’s right of repurchase will be repurchased before or at the time of the Change in Control; or

(v)  provide that upon the occurrence of a Change in Control, some or all of the shares of Common Stock subject to outstanding repurchase rights under the Stock Issuance Program shall be subject to the terms of any applicable agreement of merger or reorganization relating to such Change in Control.

B.  The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect.

III.  SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

MISCELLANEOUS

I.  FINANCING

To the extent permitted by applicable law, the Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse promissory note payable in one or more installments which bears interest at a market rate and is secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  EFFECTIVE DATE AND TERM OF PLAN

A.  The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B.  The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

III.  AMENDMENT OF THE PLAN

A.  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

B.  Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.  USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.  WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VI.  REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

VII.  NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.  FINANCIAL REPORTS

If required by applicable law, the Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information or such information is otherwise publicly available and accessible via the Corporation’s website or the website of the U.S. Securities and Exchange Commission (www.sec.gov).

IX.  COMPLIANCE WITH SECTION 409A OF THE CODE

The Corporation intends that any option granted under the Plan not be considered to provide for the deferral of compensation under Code Section 409A and that any other stock issuance that does provide for such deferral of compensation shall comply with the requirements of Section 409A of the Code and, accordingly, this Plan shall be so administered and construed. Further, the Corporation may modify the Plan and any option grant or stock issuance to the extent necessary to fulfill this intent. Consistent with the intent of this Section IX, in the event that any provision that is necessary for the Plan to comply with Section 409A is determined by the Plan Administrator, in its sole discretion, to have been omitted, such omitted provision shall be deemed included herein and is hereby incorporated as part of the Plan.

APPENDIX

The following definitions shall be in effect under the Plan:

A.  Board shall mean the Corporation’s Board of Directors.

B.  Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)  a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii)  a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii)  the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

C.  Code shall mean the Internal Revenue Code of 1986, as amended.

D.  Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan. To the extent that the Plan Administrator determines it is necessary to qualify stock options and/or stock issuances under Section 162(m) of the Code, the Plan will be administered in accordance with the requirements of Section 162(m) of the Code, and, to the extent that the Plan Administrator determines it is desirable to qualify transactions as exempt under Rule 16b-3 of the 1934 Act, transactions will be structured to satisfy the requirements of Rule 16b-3 under the 1934 Act.

E.  Common Stock shall mean the Corporation’s common stock.

F.  Corporation shall mean Long-e International, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Long-e International, Inc. which shall by appropriate action adopt the Plan.

G.  Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

H.  Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.  Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J.  Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)  If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)  If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

K.  Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

L.  Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)  such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)  such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

M.  Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N.  1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O.  Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

P.  Option Grant Program shall mean the option grant program in effect under the Plan.

Q.  Optionee shall mean any person to whom an option is granted under the Plan.

R.  Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S.  Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T.  Plan shall mean the Corporation’s 2007 Equity Incentive Plan, as set forth in this document.

U.  Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V.  Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W.  Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

X.  Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

Y.  Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Z.  Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

AA.  10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

Optionee:_________________	LONG-E INTERNATIONAL, INC.
Address:__________________

LONG-E INTERNATIONAL, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Long-e International, Inc. (the “Corporation”):

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price: $_________________________ per share

Number of Option Shares: _________________ shares of Common Stock

Expiration Date:

Type of Option:	Incentive Stock Option
Non-Statutory Stock Option

Date Exercisable:   [                               ]

Vesting Schedule: [                               ]

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Long-e International, Inc. 2007 Equity Incentive Plan (the “Plan”). Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit A. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit B.

[Insert only if option is immediately exercisable for unvested shares] [Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit C.]

[Insert if Repurchase Rights applicable] [REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.]

At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: ________________, _______

LONG-E INTERNATIONAL, INC.

By:
Title:

_________________, OPTIONEE

Attachments:
Exhibit A - Long-e International, Inc. 2007 Equity Incentive Plan
Exhibit B - Stock Option Agreement
[Exhibit C - Stock Purchase Agreement]

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EXHIBIT A

LONG-E INTERNATIONAL, INC. 2007 EQUITY INCENTIVE PLAN

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EXHIBIT B

STOCK OPTION AGREEMENT

EXHIBIT C

STOCK PURCHASE AGREEMENT

LONG-E INTERNATIONAL, INC.

STOCK OPTION AGREEMENT

RECITALS

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee’s death.

(b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to the Optionee’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto. For purposes of this Agreement, unless otherwise determined by the Plan Administrator, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, or any successor thereto.. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of thirty (30) days (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b) Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or to whom the option is transferred during Optionee’s lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option. However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the six (6)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

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(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee’s cessation of Service, vested pursuant to the Vesting Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in one or more Option Shares at the time of Optionee’s cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

(e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

6. Change of Control Assumption.

(a) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(b) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

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8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Corporation a [Purchase Agreement/Exercise Notice] for the Option Shares for which the option is exercised.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(D) to the extent the option is exercised for vested Option Shares and unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002, through payment in accordance with a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board out of the sale proceeds available on the settlement date of sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and the Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to the Corporation to deliver the certificates for the purchased shares directly to a brokerage firm in order to complete the sale.

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(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws.

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

10. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

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13. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

Note: If the Optionee is a consultant, then the promissory note delivered in payment of the Exercise Price must be secured by collateral other than the purchased Option Shares.

14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of [Delaware] without resort to that State’s conflict-of-laws rules.

16. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than thirty (30) days after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than six (6) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 17(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

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APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean Long-e International, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Long-e International, Inc. which shall by appropriate action assume this option.

G. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

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H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

J. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

K. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

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N. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S. Option Shares shall mean the number of shares of Common Stock subject to the option.

T. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. Plan shall mean the Corporation’s 2007 Equity Incentive Plan.

W. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

X. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit C to the Grant Notice.

Y. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

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Z. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

AA. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

BB. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

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ADDENDUM
TO
STOCK OPTION AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Option Agreement (the “Option Agreement”) by and between Long-e International, Inc. (the “Corporation”) and ________________________ (“Optionee”) evidencing the stock option (the “Option”) granted on this date to Optionee under the terms of the Corporation’s 2007 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to them in the Option Agreement.

INVOLUNTARY TERMINATION FOLLOWING
A CHANGE IN CONTROL

1. If the Option is to be assumed by the successor corporation (or the parent thereof) in connection with a Change in Control or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction, then none of the Option Shares shall vest on an accelerated basis upon the occurrence of that Change in Control, and Optionee shall accordingly continue, over his or her period of Service following the Change in Control, to vest in the Option Shares in one or more installments in accordance with the provisions of the Option Agreement. However, upon an Involuntary Termination of Optionee’s Service within _________ (__) months following such Change in Control, all the Option Shares at the time subject to the Option shall automatically vest in full on an accelerated basis so that the Option shall immediately become exercisable for all the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares. The Option shall remain so exercisable until the earlier of (i) the Expiration Date or (ii) the expiration of the one (1)-year period measured from the date of the Involuntary Termination.

2. For purposes of this Addendum, an Involuntary Termination shall mean the termination of Optionee’s Service by reason of:

(i) Optionee’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

(ii) Optionee’s voluntary resignation following (A) a change in Optionee’s position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee’s duties and responsibilities or the level of management to which he or she reports, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee’s consent.

3. The provisions of Paragraph 1 of this Addendum shall govern the period for which the Option is to remain exercisable following the Involuntary Termination of Optionee’s Service within _____ (__) months after the Change in Control and shall supersede any provisions to the contrary in Paragraph 5 of the Option Agreement.

IN WITNESS WHEREOF, Long-e International, Inc. has caused this Addendum to be executed by its duly authorized officer as of the Effective Date specified below.

LONG-E INTERNATIONAL, INC.

By:

Title:

EFFECTIVE DATE: ________________, _______

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[NOTE: This is used if option may be exercised for unvested shares.]

LONG-E INTERNATIONAL, INC.

STOCK PURCHASE AGREEMENT

AGREEMENT made this _____ day of ___________________, _____ by and between Long-e International, Inc., a Delaware corporation, and _____________________, Optionee under the Corporation’s 2007 Equity Incentive Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A.	EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases _______ shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on ____________________, _______ (the “Grant Date”) to purchase up to _______________ shares of Common Stock (the “Option Shares”) under the Plan at the exercise price of $___________ per share (the “Exercise Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B.	SECURITIES LAW COMPLIANCE

1. Restricted Securities. To the extent the Purchased Shares are not issued pursuant to an effective registration statement, the Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legend(s):

[Insert if shares are not issued pursuant to a Form S-8]“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a ‘no action’ letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

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C.	TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right to the same extent such shares would be so subject if retained by Optionee.

D.	REPURCHASE RIGHT

1. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the ninety (90)-day period following the execution date of this Agreement, to repurchase at the Repurchase Price any or all of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the “Unvested Shares”).

2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased, the Repurchase Price to be paid per share and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares which are to be repurchased from Owner.

3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule.

4. Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

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5. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the Repurchase Price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

6. Change in Control. To the extent the Repurchase Right remains in effect following a Change in Control, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Change in Control, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the Repurchase Price per share payable upon exercise of the Repurchase Right to reflect the effect (if any) of the Change in Control upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

E.	SPECIAL TAX ELECTION

The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

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F.	GENERAL PROVISIONS

1. Assignment. The Corporation may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

2. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated in the Grant Notice or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

G.	MISCELLANEOUS PROVISIONS

1. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

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2. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of [Delaware] without resort to that State’s conflict-of-laws rules.

4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

LONG-E INTERNATIONAL, INC.

By:

Title:

, OPTIONEE

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SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation’s granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his or her cessation of Service.

OPTIONEE’S SPOUSE

Address:

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED ___________________ hereby sell(s), assign(s) and transfer(s) unto Long-e International, Inc. (the “Corporation”), _______________ (_________) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: ____________________

Signature

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES AND

SECTION 83(b) TAX ELECTION

I. Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

II. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.

(iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

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(iv) For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term “disqualifying disposition” means any sale or other disposition1 of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

(vi) The Code Section 83(b) election will be effective in limiting the Optionee’s alternative minimum taxable income to the excess of the Fair Market Value of the Purchased Shares at the time the Option is exercised over the Exercise Price paid for those shares.

Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

1 Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax-free exchanges permitted under the Code.

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SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:
Address:
Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is _____________ shares of the common stock of Long-e International, Inc.

(3)	The property was issued on ______________, _____.

(4)	The taxable year in which the election is being made is the calendar year _____.

(5)
The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the fair market value per share, if for any reason taxpayer’s service with the issuer terminates. [The issuer’s repurchase right will lapse in a series of annual and monthly installments over a four (4)-year period ending on ___________, 20__.]

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__________per share.

(7)	The amount paid for such property is $___________ per share.

(8)	A copy of this statement was furnished to Long-e International, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on _________________, ______.

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1. One purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a “disqualifying disposition” of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The foregoing election is to be effective to the full extent permitted under the Code.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

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APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Purchase Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean Long-e International, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Long-e International, Inc. which shall by appropriate action adopt the Plan.

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G. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

H. Grant Date shall have the meaning assigned to such term in Paragraph A.1.

I. Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

J. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

K. 1933 Act shall mean the Securities Act of 1933, as amended.

L. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

M. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

N. Option shall have the meaning assigned to such term in Paragraph A.1.

O. Option Agreement shall mean all agreements and other documents evidencing the Option.

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P. Optionee shall mean the person to whom the Option is granted under the Plan.

Q. Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Participant obtains the Corporation’s prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Participant’s will or the laws of inheritance following Participant’s death (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares or (iv) a transfer by a Participant to the Participant’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the 1933 Act. For purposes of this definition, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the 1933 Act.

T. Plan shall mean the Corporation’s 2007 Equity Incentive Plan.

U. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

V. Prior Purchase Agreement shall have the meaning assigned to such term in Paragraph D.4.

W. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

X. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

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Y. Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

Z. Repurchase Price shall mean the lower of (i) the Exercise Price or (ii) the Fair Market Value per share of Common Stock on the date of Optionee’s cessation of Service.

AA. Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

BB. SEC shall mean the Securities and Exchange Commission.

CC. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

DD. Target Shares shall have the meaning assigned to such term in Paragraph E.2.

EE. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

FF. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

GG. Unvested Shares shall have the meaning assigned to such term in Paragraph D.1.

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ADDENDUM
TO
STOCK PURCHASE AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Purchase Agreement (the “Purchase Agreement”) by and between Long-e International, Inc. (the “Corporation”) and _____________________________ (“Optionee”) evidencing the shares of Common Stock purchased on this date by Optionee under the Corporation’s 2007 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Purchase Agreement.

INVOLUNTARY TERMINATION FOLLOWING
A CHANGE IN CONTROL

1.  To the extent the Repurchase Right is assigned to the successor corporation (or parent thereof) in connection with a Change in Control or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, no accelerated vesting of the Purchased Shares shall occur upon that Change in Control, and the Repurchase Right shall continue to remain in full force and effect in accordance with the provisions of the Purchase Agreement. Optionee shall, over his or her period of Service following such Change in Control, continue to vest in the Purchased Shares in one or more installments in accordance with the provisions of the Purchase Agreement. However, upon an Involuntary Termination of Optionee’s Service within __________ (___) months following such Change in Control, the Repurchase Right shall terminate automatically, and all the Purchased Shares shall immediately vest in full at that time. Any unvested escrow account maintained on Optionee’s behalf pursuant to Paragraph D.6 of the Purchase Agreement shall also vest at the time of such Involuntary Termination and shall be paid to Optionee promptly thereafter.

2.  For purposes of this Addendum, the following definitions shall be in effect:

An Involuntary Termination shall mean the termination of Optionee’s Service by reason of:

(i)  Optionee’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

(ii)  Optionee’s voluntary resignation following (A) a change in his or her position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in Optionee’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee’s consent.

Misconduct shall mean the termination of Optionee’s Service by reason of Optionee’s commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan and this Addendum, to constitute grounds for termination for Misconduct.

IN WITNESS WHEREOF, Long-e International, Inc. has caused this Addendum to be executed by its duly authorized officer as of the Effective Date specified below.

LONG-E INTERNATIONAL, INC.

By:
Title:

EFFECTIVE DATE: _____________, ______

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LONG-E INTERNATIONAL, INC.

STOCK ISSUANCE AGREEMENT

AGREEMENT made as of this ____ day of ______________________, _____ by and between Long-e International, Inc., a Delaware corporation, and ___________________, Participant in the Corporation’s 2007 Equity Incentive Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A. PURCHASE OF SHARES

1. Purchase. Participant hereby purchases ___________________ shares of Common Stock (the “Purchased Shares”) pursuant to the provisions of the Stock Issuance Program at the purchase price of $_____________ per share (the “Purchase Price”).

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Participant shall pay the Purchase Price for the Purchased Shares in cash or cash equivalent and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right, Participant (or any successor in interest) shall have all stockholder rights (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B. SECURITIES LAW COMPLIANCE

1. Restricted Securities. To the extent the Purchased Shares are not issued pursuant to an effective registration statement, the Purchased Shares have not been registered under the 1933 Act and are being issued to Participant in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Participant hereby confirms that Participant has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Participant is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2. Disposition of Purchased Shares. Participant shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Participant shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

[Insert if shares are not issued pursuant to a Form S-8]“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a “no action” letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”

“The shares represented by this certificate are subject to certain repurchase rights granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

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C. TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right, to the same extent such shares would be so subject if retained by Participant.

D. REPURCHASE RIGHT

1. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Participant ceases for any reason to remain in Service, to repurchase at the Repurchase Price any or all of the Purchased Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the provisions of the Vesting Schedule set forth in Paragraph D.3 or the special vesting acceleration provisions of Paragraph D.5 (such shares to be hereinafter referred to as the “Unvested Shares”).

2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased, the Repurchase Price to be paid per share and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Repurchase Price for the Unvested Shares which are to be repurchased from Owner.

3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Participant vests in accordance with the following Vesting Schedule:

[Insert Vesting Schedule]

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4. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the Repurchase Price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same.

5. Change in Control.

(a) To the extent the Repurchase Right remains in effect following a Change in Control, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Change in Control, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the Repurchase Price per share payable upon exercise of the Repurchase Right to reflect the effect (if any) of the Change in Control upon the Corporation’s capital structure; provided, however, that the aggregate Repurchase Price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Change in Control shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Participant vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

E. SPECIAL TAX ELECTION

1. Section 83(b) Election. Under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.

THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

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2. FILING RESPONSIBILITY. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

F. GENERAL PROVISIONS

1. Assignment. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

2. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

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G. MISCELLANEOUS PROVISIONS

1. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of [Delaware] without resort to that State’s conflict-of-laws rules.

2. Participant Undertaking. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Agreement.

3. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant’s assigns and the legal representatives, heirs and legatees of Participant’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

LONG-E INTERNATIONAL, INC.

By:
Title: ____________________________________ Address: _________________________________ _________________________________ _________________________________
, PARTICIPANT
Address: _________________________________ _____________________________

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SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation’s granting Participant the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Participant is not vested at the time of his or her cessation of Service.

PARTICIPANT’S SPOUSE
Address:	_________________________________________ _________________________________________

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED ________________ hereby sell(s), assign(s) and transfer(s) unto Long-e International, Inc. (the “Corporation”), ______________ (_____) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. _______________ herewith and do(es) hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: ___________

Signature

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Participant.

EXHIBIT II

SECTION 83(b) TAX ELECTION

SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:
Address:
Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is ______________ shares of the common stock of Long-e International, Inc.

(3)	The property was issued on __________________, _____.

(4)	The taxable year in which the election is being made is the calendar year _____.

(5)
The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the lower of the purchase price paid per share, or the fair market value per share if for any reason taxpayer’s service with the issuer terminates. [The issuer’s repurchase right or the fair market value will lapse in a series of annual and monthly installments over a [four (4)-year] period ending on ________________, 20___.]

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_____ per share.

(7)	The amount paid for such property is $ _______ per share.

(8)	A copy of this statement was furnished to Long-e International, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on _______________, _____.

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested. Participant must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

EXHIBIT III

2007 EQUITY INCENTIVE PLAN

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Issuance Agreement.

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean Long-e International, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Long-e International, Inc. which shall by appropriate action adopt the Plan.

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G. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

H. 1933 Act shall mean the Securities Act of 1933, as amended.

I. Owner shall mean Participant and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Participant.

J. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

K. Participant shall mean the person to whom shares are issued under the Stock Issuance Program.

L. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Participant obtains the Corporation’s prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Participant’s will or the laws of inheritance following Participant’s death, (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares, or (iv) a transfer by a Participant to the Participant’s family members as a gift, whether directly or indirectly, or by means of a trust or partnership or otherwise, or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then as otherwise permitted pursuant to General Instructions A.1(a)(5) to Form S-8 under the 1933 Act. For purposes of this definition, "family member" shall have the meaning given to such term in Rule 701 promulgated under the Securities Act, provided, that, if the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, then it shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the 1933 Act.

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M. Plan shall mean the Corporation’s 2007 Equity Incentive Plan attached hereto as Exhibit III.

N. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

O. Purchase Price shall have the meaning assigned to such term in Paragraph A.1.

P. Purchased Shares shall have the meaning assigned to such term in Paragraph A.1.

Q. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

R. Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

S. Repurchase Price shall mean shall mean the Fair Market Value per share of Common Stock on the date of Participant’s cessation of Service.

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T. Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

U. SEC shall mean the Securities and Exchange Commission.

V. Service shall mean the Participant’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

W. Stock Issuance Program shall mean the Stock Issuance Program under the Plan.

X. Subsidiary shall mean any entity in which, directly or indirectly through one or more intermediaries, the Corporation has at least a 50% ownership interest or, where permissible under Code Section 409A, at least a 20% ownership interest.

Y. Vesting Schedule shall mean the vesting schedule specified in Paragraph D.3 pursuant to which Participant is to vest in the Purchased Shares in a series of installments over the Participant’s period of Service.

Z. Unvested Shares shall have the meaning assigned to such term in Paragraph D.1.

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ADDENDUM
TO
STOCK ISSUANCE AGREEMENT

The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Issuance Agreement (the “Issuance Agreement”) by and between Long-e International, Inc. (the “Corporation”) and _________________ (“Participant”) evidencing the shares of Common Stock purchased on this date by Participant under the Corporation’s 2007 Equity Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Issuance Agreement.

INVOLUNTARY TERMINATION FOLLOWING
A CHANGE IN CONTROL

1. To the extent the Repurchase Right is assigned to the successor corporation (or parent thereof) in connection with a Change in Control or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction, no accelerated vesting of the Purchased Shares shall occur upon that Change in Control, and the Repurchase Right shall continue to remain in full force and effect in accordance with the provisions of the Issuance Agreement. Participant shall, over his or her period of Service following such Change in Control, continue to vest in the Purchased Shares in one or more installments in accordance with the provisions of the Issuance Agreement. However, upon an Involuntary Termination of Participant’s Service within _________ (__) months following such Change in Control, the Repurchase Right shall terminate automatically, and all the Purchased Shares shall immediately vest in full at that time. Any unvested escrow account maintained on Participant’s behalf pursuant to Paragraph D.5 of the Issuance Agreement shall also vest at the time of such Involuntary Termination and shall be paid to Participant promptly thereafter.

2. For purposes of this Addendum, the following definitions shall be in effect:

An Involuntary Termination shall mean the termination of Participant’s Service by reason of:

(a) Participant’s involuntary dismissal or discharge by the Corporation for reasons other than for Misconduct, or

(b) Participant’s voluntary resignation following (1) a change in his or her position with the Corporation (or Parent or Subsidiary employing Participant) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (2) a reduction in Participant’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (3) a relocation of Participant’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Participant’s consent.

Misconduct shall include the termination of Participant’s Service by reason of Participant’s commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Participant adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Participant or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan and this Addendum, to constitute grounds for termination for Misconduct.

IN WITNESS WHEREOF, Long-e International, Inc. has caused this Addendum to be executed by its duly-authorized officer as of the Effective Date specified below.

LONG-E INTERNATIONAL, INC.

By:
Title: ___________________________________

EFFECTIVE DATE: _______________________, ________

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